UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04363

AMERICAN CENTURY GOVERNMENT INCOME TRUST
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

JOHN PAK 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	03-31

Date of reporting period:	03-31-2022

ITEM 1. REPORTS TO STOCKHOLDERS.

(a) Provided under separate cover.

Annual Report

March 31, 2022

Capital Preservation Fund
Investor Class (CPFXX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2022. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.

Soaring Inflation, Escalating Volatility Led to Mixed Results for Stocks and Bonds

Upbeat economic and earnings data and continued Federal Reserve (Fed) support generally buoyed stock returns for most of the reporting period. Despite periodic outbreaks of COVID-19, the worst of the virus appeared over in the U.S., and pre-pandemic activities gradually resumed. Bonds delivered solid gains in the first half of the period before a Fed policy pivot triggered a drastic sentiment shift in fixed-income markets.

Early in the period, inflation began a steady upward march. Initially, the Fed was unfazed, viewing the price hikes as a temporary economic consequence of recovering from the pandemic. But by late 2021, inflation was surging toward multidecade highs, prompting the Fed to adopt a more hawkish strategy.

Policymakers announced an abrupt end to bond buying followed by a March rate hike, the first since 2018. At period-end, market indicators reflected expectations for more aggressive Fed rate hikes along with balance sheet cuts to tame inflation.

In addition to an 8.5% annual inflation rate and a hawkish Fed, Russia’s invasion of Ukraine further rattled investors in early 2022. Stocks declined sharply amid the unrest, but strong performance earlier in the fiscal year left most U.S. indices with solid 12-month gains. For bonds, declines in the second half of the reporting period overwhelmed earlier gains, and most U.S. fixed-income indices retreated for the 12 months overall.

Staying Focused in Uncertain Times

We expect market volatility to linger amid elevated inflation and tighter Fed policy. In addition, Russia’s invasion of Ukraine has led to a devastating humanitarian crisis and further complicated a tense geopolitical backdrop. We will continue to monitor the evolving situation and its implications for our clients and our investment exposure.

We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable and volatile markets, and we’re confident we will continue to meet prevailing challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

Performance

Total Returns as of March 31, 2022
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Inception Date
Investor Class	CPFXX	0.01%	0.75%	0.38%	10/13/72
Fund returns would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	0.48%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

The 7-day current yield more closely reflects the current earnings of the fund than the total return.

Fund Characteristics

MARCH 31, 2022
7-Day Current Yield
After waiver(1)	0.01%
Before waiver	-0.12%
7-Day Effective Yield
After waiver(1)	0.01%
(1) Yields would have been lower if a portion of the fees had not been waived.

Portfolio at a Glance
Weighted Average Maturity	52 days
Weighted Average Life	106 days

Portfolio Composition by Maturity	% of fund investments
1-30 days	54%
31-90 days	24%
91-180 days	15%
More than 180 days	7%

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2021 to March 31, 2022.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25.00 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25.00 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/21	Ending Account Value 3/31/22	Expenses Paid During Period(1) 10/1/21 - 3/31/22	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,000.00	$0.55	0.11%
Hypothetical
Investor Class	$1,000	$1,024.38	$0.56	0.11%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

Schedule of Investments

MARCH 31, 2022

	Principal Amount	Value
U.S. TREASURY BILLS(1) — 45.8%
U.S. Treasury Bills, 0.14%, 4/5/22	$65,000,000	$64,998,989
U.S. Treasury Bills, 0.25%, 4/12/22	67,500,000	67,495,273
U.S. Treasury Bills, 0.25%, 4/19/22	21,500,000	21,497,313
U.S. Treasury Bills, 0.26%, 5/3/22	27,000,000	26,993,940
U.S. Treasury Bills, 0.24%, 5/5/22	65,000,000	64,985,267
U.S. Treasury Bills, 0.08%, 5/12/22	23,800,000	23,795,725
U.S. Treasury Bills, 0.35%, 5/17/22	100,000,000	99,955,917
U.S. Treasury Bills, 0.07%, 5/19/22	72,000,000	71,982,760
U.S. Treasury Bills, 0.09%, 5/26/22	17,000,000	16,997,753
U.S. Treasury Bills, 0.09%, 6/2/22	50,000,000	49,992,250
U.S. Treasury Bills, 0.11%, 6/9/22	50,000,000	49,988,795
U.S. Treasury Bills, 0.43%, 6/16/22	55,000,000	54,950,557
U.S. Treasury Bills, 0.52%, 7/28/22	60,000,000	59,899,947
U.S. Treasury Bills, 0.07%, 9/8/22	25,900,000	25,892,095
U.S. Treasury Bills, 0.89%, 9/22/22	100,000,000	99,579,500
U.S. Treasury Bills, 0.16%, 11/3/22	25,000,000	24,976,000
U.S. Treasury Bills, 0.24%, 12/1/22	20,000,000	19,967,467
U.S. Treasury Bills, 1.30%, 1/26/23	5,525,000	5,466,688
U.S. Treasury Cash Management Bills, 0.58%, 6/28/22	50,000,000	49,930,333
U.S. Treasury Cash Management Bills, 0.54%, 7/5/22	40,000,000	39,943,528
U.S. Treasury Cash Management Bills, 0.68%, 7/19/22	66,500,000	66,366,104
TOTAL U.S. TREASURY BILLS		1,005,656,201
U.S. TREASURY NOTES(1) — 31.9%
U.S. Treasury Notes, 2.25%, 4/15/22	50,000,000	50,041,955
U.S. Treasury Notes, 0.125%, 4/30/22	25,000,000	25,001,459
U.S. Treasury Notes, 1.75%, 4/30/22	12,500,000	12,516,955
U.S. Treasury Notes, 1.875%, 4/30/22	20,000,000	20,025,271
U.S. Treasury Notes, 1.75%, 5/31/22	10,000,000	10,023,052
U.S. Treasury Notes, 1.75%, 6/15/22	12,500,000	12,543,345
U.S. Treasury Notes, 1.50%, 8/15/22	27,500,000	27,645,502
U.S. Treasury Notes, 1.875%, 9/30/22	22,000,000	22,125,797
U.S. Treasury Notes, 0.14%, 11/15/22	15,000,000	14,987,132
U.S. Treasury Notes, 1.625%, 11/15/22	45,000,000	45,262,354
U.S. Treasury Notes, 0.125%, 12/31/22	8,900,000	8,887,900
U.S. Treasury Notes, VRN, 0.72%, (3-month USBMMY plus 0.11%), 4/30/22	105,940,000	105,943,983
U.S. Treasury Notes, VRN, 0.66%, (3-month USBMMY plus 0.06%), 7/31/22	100,000,000	100,017,920
U.S. Treasury Notes, VRN, 0.66%, (3-month USBMMY plus 0.06%), 10/31/22	34,250,000	34,257,071
U.S. Treasury Notes, VRN, 0.65%, (3-month USBMMY plus 0.05%), 1/31/23	75,000,000	75,017,145
U.S. Treasury Notes, VRN, 0.64%, (3-month USBMMY plus 0.03%), 4/30/23	25,000,000	25,002,460
U.S. Treasury Notes, VRN, 0.63%, (3-month USBMMY plus 0.03%), 7/31/23	40,000,000	40,001,618
U.S. Treasury Notes, VRN, 0.64%, (3-month USBMMY plus 0.04%), 10/31/23	25,000,000	24,998,797

	Principal Amount	Value
U.S. Treasury Notes, VRN, 0.59%, (3-month USBMMY minus 0.02%), 1/31/24	$45,000,000	$45,035,020
TOTAL U.S. TREASURY NOTES		699,334,736
U.S. TREASURY BONDS(1) — 0.7%
U.S. Treasury Bonds, 7.25%, 8/15/22	15,000,000	15,396,283
TOTAL INVESTMENT SECURITIES — 78.4%		1,720,387,220
OTHER ASSETS AND LIABILITIES — 21.6%		475,230,825
TOTAL NET ASSETS — 100.0%		$2,195,618,045

NOTES TO SCHEDULE OF INVESTMENTS
USBMMY	-	U.S. Treasury Bill Money Market Yield
VRN	-	Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The security's effective maturity date may be shorter than the final maturity date shown.
(1)The rates for U.S. Treasury Bills are the yield to maturity at purchase. The rates for U.S. Treasury Notes and U.S. Treasury Bonds are the stated coupon rates.

See Notes to Financial Statements.

Statement of Assets and Liabilities

MARCH 31, 2022
Assets
Investment securities, at value (amortized cost and cost for federal income tax purposes)	$1,720,387,220
Cash	139,404
Receivable for investments sold	475,001,916
Receivable for capital shares sold	1,286,374
Interest receivable	1,704,929
2,198,519,843

Liabilities
Payable for capital shares redeemed	2,428,529
Accrued management fees	473,181
Dividends payable	88
2,901,798

Net Assets	$2,195,618,045

Investor Class Capital Shares
Shares outstanding (unlimited number of shares authorized)	2,195,612,074

Net Asset Value Per Share	$1.00

Net Assets Consist of:
Capital paid in	$2,195,614,964
Distributable earnings	3,081
$2,195,618,045

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED MARCH 31, 2022
Investment Income (Loss)
Income:
Interest	$1,939,586

Expenses:
Management fees	10,338,034
Trustees' fees and expenses	137,637
Other expenses	49
10,475,720
Fees waived	(8,755,922)
1,719,798

Net investment income (loss)	219,788

Net realized gain (loss) on investment transactions	6

Net Increase (Decrease) in Net Assets Resulting from Operations	$219,794

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2022 AND MARCH 31, 2021
Increase (Decrease) in Net Assets	March 31, 2022	March 31, 2021
Operations
Net investment income (loss)	$219,788	$329,680
Net realized gain (loss)	6	2,571
Net increase (decrease) in net assets resulting from operations	219,794	332,251

Distributions to Shareholders
From earnings	(219,788)	(329,680)

Capital Share Transactions
Proceeds from shares sold	729,596,968	1,053,529,982
Proceeds from reinvestment of distributions	215,245	323,676
Payments for shares redeemed	(821,073,800)	(941,803,596)
Net increase (decrease) in net assets from capital share transactions	(91,261,587)	112,050,062

Net increase (decrease) in net assets	(91,261,581)	112,052,633

Net Assets
Beginning of period	2,286,879,626	2,174,826,993
End of period	$2,195,618,045	$2,286,879,626

Transactions in Shares of the Fund
Sold	729,596,968	1,053,529,982
Issued in reinvestment of distributions	215,245	323,676
Redeemed	(821,073,800)	(941,803,596)
Net increase (decrease) in shares of the fund	(91,261,587)	112,050,062

See Notes to Financial Statements.

Notes to Financial Statements

MARCH 31, 2022

1. Organization

American Century Government Income Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Capital Preservation Fund (the fund) is one fund in a series issued by the trust. The fund is a money market fund and its investment objective is to seek maximum safety and liquidity. Its secondary objective is to seek to pay shareholders the highest rate of return consistent with safety and liquidity.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. Investments are generally valued at amortized cost, which approximates fair value. If the fund determines that the amortized cost does not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.
Investment Income — Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.
Treasury Roll Transactions — The fund purchases a security and at the same time makes a commitment to sell the same security at a future settlement date at a specified price. These types of transactions are known as treasury roll transactions. The difference between the purchase price and the sale price represents interest income reflective of an agreed upon rate between the fund and the counterparty.
Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. The fund may make capital gains distributions to comply with the distribution requirements of the Internal Revenue Code.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, American Century Investment Management, Inc. (ACIM), the trust's distributor, American Century Investment Services, Inc., and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all funds in the American Century Investments family of funds that have the same investment advisor and distributor as the fund. For purposes of determining the Investment Category Fee and Complex Fee, the assets of funds managed by the investment advisor that invest exclusively in the shares of other funds (funds of funds) are not included. In order to maintain a positive yield, ACIM may voluntarily waive a portion of the management fee on a daily basis. The fee waiver may be revised or terminated at any time by the investment advisor without notice. The rates for the Investment Category Fee range from 0.1370% to 0.2500% and the rates for the Complex Fee range from 0.2500% to 0.3100%. The effective annual management fee for the period ended March 31, 2022 was 0.47% before waiver and 0.07% after waiver.

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

4. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

As of period end, the fund’s investment securities were classified as Level 2. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

5. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2022 and March 31, 2021 were as follows:

	2022	2021
Distributions Paid From
Ordinary income	$219,788	$329,680
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2022, the fund had undistributed ordinary income for federal income tax purposes of $5,400.

As of March 31, 2022, the fund had accumulated short-term capital losses of $(2,319), which represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes.
The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(1)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Net Assets, End of Period (in thousands)
Investor Class
2022	$1.00	—(2)	—(2)	—(2)	—(2)	$1.00	0.01%	0.08%	0.48%	0.01%	(0.39)%	$2,195,618
2021	$1.00	—(2)	—(2)	—(2)	—(2)	$1.00	0.01%	0.21%	0.48%	0.01%	(0.26)%	$2,286,880
2020	$1.00	0.01	—(2)	0.01	(0.01)	$1.00	1.49%	0.48%	0.48%	1.48%	1.48%	$2,174,827
2019	$1.00	0.02	—(2)	0.02	(0.02)	$1.00	1.63%	0.48%	0.48%	1.62%	1.62%	$2,091,234
2018	$1.00	0.01	—(2)	0.01	(0.01)	$1.00	0.63%	0.48%	0.48%	0.62%	0.62%	$2,067,473

Notes to Financial Highlights
(1)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(2)Per-share amount was less than $0.005.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of American Century Government Income Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Capital Preservation Fund (the “Fund”), one of the funds constituting the American Century Government Income Trust, as of March 31, 2022, the related statement of operations, statement of changes in net assets, and financial highlights for the year then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Capital Preservation Fund of the American Century Government Income Trust as of March 31, 2022, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America. The statement of changes in net assets for the year ended March 31, 2021 and the financial highlights for each of the four years in the period ended March 31, 2021 were audited by other auditors, whose report, dated May 18, 2021, expressed an unqualified opinion on such statement of changes in net assets and financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
May 16, 2022

We have served as the auditor of one or more American Century investment companies since 1997.

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Jonathan S. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Jeremy I. Bulow, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Jonathan S. Thomas is 3945 Freedom Circle, Suite #800, Santa Clara, California 95054. The mailing address for Jonathan S. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee and Board Chair	Since 2011 (Board Chair since 2022)	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	38	Kirby Corporation; Nabors Industries, Ltd.; CYS Investments, Inc.(2012-2017)
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	78	None
Jennifer Cabalquinto (1968)	Trustee	Since 2021	Chief Financial Officer, 2K (interactive entertainment) (2021 to present); Special Advisor, GSW Sports, LLC (2020 to 2021); Chief Financial Officer, GSW Sports, LLC (2013 to 2020)	38	Sabio Holdings, Inc.
Anne Casscells (1958)	Trustee	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to 2017)	38	None

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Jonathan D. Levin (1972)	Trustee	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present)	38	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	38	None
John B. Shoven (1947)	Trustee	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present, emeritus since 2019)	38	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	146	None
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Senior Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present); Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Trustees (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by the Program Administrator, including members of ACIM’s Investment Oversight Committee who are members of the ACIM’s Investment Management and Global Analytics departments.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of certain Fund’s investments is supported by a third-party liquidity assessment vendor.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period January 1, 2021 through December 31, 2021. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting American Century Investments’ website at americancentury.com/proxy. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Portfolio Holdings Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) each month on Form N-MFP. The fund’s Form N-MFP reports are available on its website at americancentury.com and on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent first and third quarters of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Notes

Notes

Notes

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Government Income Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2022 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92274 2205

Annual Report

March 31, 2022

Ginnie Mae Fund
Investor Class (BGNMX)
I Class (AGMHX)
A Class (BGNAX)
C Class (BGNCX)
R Class (AGMWX)
R5 Class (AGMNX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2022. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.

Soaring Inflation, Escalating Volatility Led to Mixed Results for Stocks and Bonds

Upbeat economic and earnings data and continued Federal Reserve (Fed) support generally buoyed stock returns for most of the reporting period. Despite periodic outbreaks of COVID-19, the worst of the virus appeared over in the U.S., and pre-pandemic activities gradually resumed. Bonds delivered solid gains in the first half of the period before a Fed policy pivot triggered a drastic sentiment shift in fixed-income markets.

Early in the period, inflation began a steady upward march. Initially, the Fed was unfazed, viewing the price hikes as a temporary economic consequence of recovering from the pandemic. But by late 2021, inflation was surging toward multidecade highs, prompting the Fed to adopt a more hawkish strategy.

Policymakers announced an abrupt end to bond buying followed by a March rate hike, the first since 2018. At period-end, market indicators reflected expectations for more aggressive Fed rate hikes along with balance sheet cuts to tame inflation.

In addition to an 8.5% annual inflation rate and a hawkish Fed, Russia’s invasion of Ukraine further rattled investors in early 2022. Stocks declined sharply amid the unrest, but strong performance earlier in the fiscal year left most U.S. indices with solid 12-month gains. For bonds, declines in the second half of the reporting period overwhelmed earlier gains, and most U.S. fixed-income indices retreated for the 12 months overall.

Staying Focused in Uncertain Times

We expect market volatility to linger amid elevated inflation and tighter Fed policy. In addition, Russia’s invasion of Ukraine has led to a devastating humanitarian crisis and further complicated a tense geopolitical backdrop. We will continue to monitor the evolving situation and its implications for our clients and our investment exposure.

We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable and volatile markets, and we’re confident we will continue to meet prevailing challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
2

Performance

Total Returns as of March 31, 2022
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	BGNMX	-5.41%	0.98%	1.14%	—	9/23/85
Bloomberg U.S. GNMA Index	—	-4.60%	1.24%	1.52%	—	—
I Class	AGMHX	-5.22%	—	—	1.08%	4/10/17
A Class	BGNAX					10/9/97
No sales charge		-5.65%	0.73%	0.89%	—
With sales charge		-9.90%	-0.20%	0.43%	—
C Class	BGNCX	-6.35%	-0.02%	0.14%	—	3/1/10
R Class	AGMWX	-5.79%	0.48%	0.64%	—	9/28/07
R5 Class	AGMNX	-5.22%	1.19%	1.34%	—	9/28/07
Average annual returns since inception are presented when ten years of performance history is not available.

C Class shares will automatically convert to A Class shares after being held for approximately eight years. C Class average annual returns do not reflect this conversion.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
3

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2012
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2022
Investor Class — $11,203

Bloomberg U.S. GNMA Index — $11,624

Total Annual Fund Operating Expenses
Investor Class	I Class	A Class	C Class	R Class	R5 Class
0.55%	0.45%	0.80%	1.55%	1.05%	0.35%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
4

Portfolio Commentary

Portfolio Managers: Peter Van Gelderen, Dan Shiffman, Bob Gahagan and Jesse Singh

In August 2021, Peter Van Gelderen joined the fund’s portfolio management team, and Hando Aguilar left the team.

Performance Summary

Ginnie Mae returned -5.41%* for the 12 months ended March 31, 2022. By comparison, the Bloomberg U.S. GNMA Index declined -4.60%. Fund returns reflect operating expenses, while index returns do not.

Inflation and changing Federal Reserve (Fed) policy dominated the market backdrop during the reporting period. Inflation started the period higher than the Fed’s longtime 2% target and remained on an upward trajectory. Persistent supply chain challenges, surging demand, soaring oil and commodity prices, labor shortages and fiscal policy contributed to spiking prices.

Fed policy generally remained dovish until late 2021, as inflation showed no signs of easing. Until then, policymakers had insisted rising prices would be transitory. The Fed accelerated the tapering of its bond-buying program and in March 2022 finally hiked interest rates just as inflation was revisiting 40-year highs.

The U.S. economy expanded at a healthy clip through much of the period, bolstered by robust manufacturing activity, a strong housing market and job gains. By period-end, however, business and consumer confidence wavered, and retail sales weakened in the face of soaring prices and sharply higher interest rates.

Resurgent waves of COVID-19 cases and, in the period’s final weeks, Russia’s invasion of Ukraine contributed to significant rate volatility during the period. After starting the reporting period at 1.75%, the 10-year Treasury yield ended March 2022 at 2.34%, fueled by an 83-basis-point jump in the first quarter of 2022. More closely tied to the Fed’s key rate, the two-year Treasury yield jumped from 0.16% at the start of the period to 2.34%, including a 161-basis-point surge during the first quarter of 2022. The Treasury yield curve flattened significantly during the period, reflecting a larger rise in short-maturity yields than in long-maturity yields.

For most of the period, a robust housing market and attractive mortgage rates helped support the broad mortgage-backed securities (MBS) market. However, when the Fed ended its quantitative easing (QE) program, which initially included monthly MBS purchases of $40 billion, the mortgage market lost a significant buyer. At the same time, rising Treasury yields and expectations for aggressive Fed tightening drove mortgage rates higher, further pressuring the housing market.

For the full 12-month period, most bond market sectors, including MBS, declined. Against this backdrop, security selection accounted for much of Ginnie Mae’s underperformance.
Security Selection Detracted

Within the portfolio, security selection was the main detractor from relative performance. In particular, our selections among lower-coupon Ginnie Mae securities weighed on results in late
2021, as the Fed began tapering. Previously, these securities benefited from the Fed’s QE program, which favored lower-coupon mortgages, and from their lower prepayment risk versus higher-coupon mortgages.

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the index, other share classes may not. See page 3 for returns for all share classes.
5

But, as tapering took hold and prepayment risk increased, these securities suffered. In early 2022, we shifted portfolio exposure to favor higher-coupon securities in anticipation of rising interest and mortgage rates. This strategy aided relative results late in the period.

Allocations, Out-of-Index Holdings Added Value

We continued to favor 30-year Ginnie Mae securities over 15-year securities. This strategy lifted results through the first several months of the period, largely due to the Fed’s purchase of longer-maturity MBS as part of QE. Within the 30-year segment, we emphasized deep discount Ginnie Maes in demographically and geographically diverse pools.

We continued to invest in out-of-index securities, including agency collateralized mortgage obligations and agency adjustable-rate mortgages. These positions contributed modestly to results.

Portfolio Positioning

We believe the U.S. economy will continue to grow in the coming quarters, but likely at a slower pace than in 2021. We believe elevated market volatility will persist as investors contend with potential headwinds, including ongoing pressures from elevated inflation, Fed tightening and geopolitical unrest. The annual headline inflation may peak in the coming months. However, several factors, including supply chain issues, record federal spending and deficits, rising wages and deglobalization, likely will keep inflation well above pre-pandemic levels.

The Fed faces a formidable task in tempering inflation without triggering a recession. Anticipating further Fed tightening and elevated inflation, we believe bond market yields may yet climb modestly higher, so we ended the period with a relatively short duration. An inverted yield curve remains a possibility, but we don’t think a recession is imminent, largely due to relatively strong economic fundamentals.

So far, rising mortgage rates haven’t dampened housing demand. However, because we expect rates to move higher, we believe housing demand eventually will slow. In our view, this scenario warrants continued focus on security selection.

6

Fund Characteristics

MARCH 31, 2022
Types of Investments in Portfolio	% of net assets
U.S. Government Agency Mortgage-Backed Securities (all GNMAs)	100.6%
U.S. Government Agency Collateralized Mortgage Obligations (all GNMAs)	7.6%
Short-Term Investments	9.7%
Other Assets and Liabilities	(17.9)%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2021 to March 31, 2022.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25.00 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25.00 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
8

	Beginning Account Value 10/1/21	Ending Account Value 3/31/22	Expenses Paid During Period(1) 10/1/21 - 3/31/22	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$949.70	$2.62	0.54%
I Class	$1,000	$951.10	$2.14	0.44%
A Class	$1,000	$948.50	$3.84	0.79%
C Class	$1,000	$944.90	$7.47	1.54%
R Class	$1,000	$948.20	$5.05	1.04%
R5 Class	$1,000	$950.60	$1.65	0.34%
Hypothetical
Investor Class	$1,000	$1,022.24	$2.72	0.54%
I Class	$1,000	$1,022.74	$2.22	0.44%
A Class	$1,000	$1,020.99	$3.98	0.79%
C Class	$1,000	$1,017.25	$7.75	1.54%
R Class	$1,000	$1,019.75	$5.24	1.04%
R5 Class	$1,000	$1,023.24	$1.72	0.34%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
9

Schedule of Investments

MARCH 31, 2022

	Principal Amount	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 100.6%
Adjustable-Rate U.S. Government Agency Mortgage-Backed Securities — 2.6%
GNMA, VRN, 1.625%, (1-year H15T1Y plus 1.50%), 8/20/36 to 3/20/48	$6,733,921	$6,875,294
GNMA, VRN, 1.75%, (1-year H15T1Y plus 1.50%), 10/20/27 to 10/20/35	1,892,035	1,940,257
GNMA, VRN, 1.875%, (1-year H15T1Y plus 1.50%), 4/20/38	2,400,607	2,486,644
GNMA, VRN, 2.00%, (1-year H15T1Y plus 1.50%), 2/20/34	2,358,763	2,412,329
GNMA, VRN, 3.50%, (1-year H15T1Y plus 1.50%), 8/20/49	2,125,969	2,125,362
		15,839,886
Fixed-Rate U.S. Government Agency Mortgage-Backed Securities — 98.0%
GNMA, 2.00%, 4/20/51 to 1/20/52	88,833,133	84,126,829
GNMA, 2.50%, 7/20/46 to 9/20/51	96,742,163	93,876,975
GNMA, 2.50%, 4/21/52, TBA	29,144,273	28,268,806
GNMA, 3.00%, 2/20/43 to 2/20/52	133,997,303	132,877,671
GNMA, 3.50%, 12/20/41 to 1/20/48	55,215,943	56,534,652
GNMA, 3.50%, 4/20/42(1)	11,520,317	11,832,056
GNMA, 3.50%, 4/21/52, TBA	56,220,000	56,545,022
GNMA, 4.00%, 12/20/39 to 2/20/47	37,393,462	39,411,625
GNMA, 4.00%, 4/21/52, TBA	21,625,000	22,057,500
GNMA, 4.50%, 7/15/33 to 3/20/42	18,788,317	20,124,570
GNMA, 5.00%, 6/15/33 to 5/20/41	18,425,867	20,260,182
GNMA, 5.50%, 4/15/33 to 8/15/39	11,425,130	12,648,729
GNMA, 6.00%, 2/20/26 to 2/20/39	9,321,173	10,310,815
GNMA, 6.50%, 9/20/23 to 11/15/38	1,213,498	1,340,933
GNMA, 7.00%, 12/20/25 to 12/20/29	232,328	253,942
GNMA, 7.25%, 6/15/23	5,109	5,126
GNMA, 7.50%, 12/20/23 to 2/20/31	59,000	65,650
GNMA, 8.00%, 7/15/22 to 7/20/30	131,916	135,132
GNMA, 8.50%, 5/20/22 to 12/15/30	50,639	55,587
GNMA, 8.75%, 7/15/27	21,313	21,398
GNMA, 9.00%, 5/15/22 to 12/15/24	1,630	1,635
GNMA, 9.25%, 3/15/25	15,914	15,980
GNMA, 9.50%, 12/20/24 to 7/20/25	15,490	15,632
		590,786,447
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $625,753,765)		606,626,333
U.S. GOVERNMENT AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS — 7.6%
GNMA, Series 2002-13, Class FA, VRN, 0.93%, (1-month LIBOR plus 0.50%), 2/16/32	174,896	174,916
GNMA, Series 2003-110, Class F, VRN, 0.85%, (1-month LIBOR plus 0.40%), 10/20/33	656,856	658,259
GNMA, Series 2003-66, Class HF, VRN, 0.90%, (1-month LIBOR plus 0.45%), 8/20/33	352,713	354,157
GNMA, Series 2004-76, Class F, VRN, 0.85%, (1-month LIBOR plus 0.40%), 9/20/34	619,001	620,760
GNMA, Series 2005-13, Class FA, VRN, 0.65%, (1-month LIBOR plus 0.20%), 2/20/35	1,308,273	1,304,879
GNMA, Series 2007-5, Class FA, VRN, 0.59%, (1-month LIBOR plus 0.14%), 2/20/37	1,328,031	1,326,663
GNMA, Series 2007-58, Class FC, VRN, 0.95%, (1-month LIBOR plus 0.50%), 10/20/37	794,256	797,714
10

	Principal Amount/Shares	Value
GNMA, Series 2007-74, Class FL, VRN, 0.89%, (1-month LIBOR plus 0.46%), 11/16/37	$2,297,154	$2,305,503
GNMA, Series 2008-18, Class FH, VRN, 1.05%, (1-month LIBOR plus 0.60%), 2/20/38	1,196,138	1,196,384
GNMA, Series 2008-2, Class LF, VRN, 0.91%, (1-month LIBOR plus 0.46%), 1/20/38	951,240	954,957
GNMA, Series 2008-27, Class FB, VRN, 1.00%, (1-month LIBOR plus 0.55%), 3/20/38	1,853,792	1,864,194
GNMA, Series 2008-61, Class KF, VRN, 1.12%, (1-month LIBOR plus 0.67%), 7/20/38	919,978	926,711
GNMA, Series 2008-73, Class FK, VRN, 1.21%, (1-month LIBOR plus 0.76%), 8/20/38	1,319,703	1,331,870
GNMA, Series 2008-75, Class F, VRN, 0.98%, (1-month LIBOR plus 0.53%), 8/20/38	1,620,777	1,626,439
GNMA, Series 2008-88, Class UF, VRN, 1.45%, (1-month LIBOR plus 1.00%), 10/20/38	830,412	837,153
GNMA, Series 2009-127, Class FA, VRN, 1.00%, (1-month LIBOR plus 0.55%), 9/20/38	1,238,788	1,246,130
GNMA, Series 2009-76, Class FB, VRN, 1.03%, (1-month LIBOR plus 0.60%), 6/16/39	161,057	161,272
GNMA, Series 2009-92, Class FJ, VRN, 1.11%, (1-month LIBOR plus 0.68%), 10/16/39	509,113	515,501
GNMA, Series 2010-101, Class FH, VRN, 0.78%, (1-month LIBOR plus 0.35%), 8/16/40	2,982,369	2,983,916
GNMA, Series 2010-25, Class FB, VRN, 0.98%, (1-month LIBOR plus 0.55%), 2/16/40	2,941,708	2,966,608
GNMA, Series 2012-38, Class FA, VRN, 0.85%, (1-month LIBOR plus 0.40%), 3/20/42	2,035,723	2,038,750
GNMA, Series 2012-97, Class CF, VRN, 0.88%, (1-month LIBOR plus 0.45%), 8/16/42	1,897,430	1,908,305
GNMA, Series 2015-111, Class FK, VRN, 0.43%, (1-month LIBOR plus 0.20%), 8/20/45	2,678,662	2,668,227
GNMA, Series 2016-68, Class MF, VRN, 0.53%, (1-month LIBOR plus 0.30%), 5/20/46	1,285,608	1,284,547
GNMA, Series 2019-110, Class F, VRN, 0.90%, (1-month LIBOR plus 0.45%), 9/20/49	8,416,631	8,448,898
GNMA, Series 2021-151, Class AB SEQ, 1.75%, 2/16/62	3,108,021	2,910,020
GNMA, Series 2021-164, Class AH SEQ, 1.50%, 10/16/63	2,850,800	2,632,982
TOTAL U.S. GOVERNMENT AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $46,444,590)		46,045,715
SHORT-TERM INVESTMENTS — 9.7%
Money Market Funds — 2.4%
State Street Institutional U.S. Government Money Market Fund, Premier Class	14,596,592	14,596,592
Repurchase Agreements — 7.3%
BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 3.125% - 3.625%, 2/15/43 - 8/15/43, valued at $4,068,449), in a joint trading account at 0.26%, dated 3/31/22, due 4/1/22 (Delivery value $3,987,951)		3,987,922
Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.875% - 3.75%, 5/15/43 - 11/15/43, valued at $40,677,661), at 0.25%, dated 3/31/22, due 4/1/22 (Delivery value $39,880,277)		39,880,000
		43,867,922
TOTAL SHORT-TERM INVESTMENTS (Cost $58,464,514)		58,464,514
TOTAL INVESTMENT SECURITIES — 117.9% (Cost $730,662,869)		711,136,562
OTHER ASSETS AND LIABILITIES — (17.9)%		(107,919,155)
TOTAL NET ASSETS — 100.0%		$603,217,407
11

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
U.S. Treasury 10-Year Notes	12	June 2022	$1,474,500	$(25,898)
U.S. Treasury 10-Year Ultra Notes	15	June 2022	2,032,031	(37,764)
U.S. Treasury 2-Year Notes	43	June 2022	9,112,641	(74,662)
U.S. Treasury 5-Year Notes	36	June 2022	4,128,750	(68,976)
U.S. Treasury Long Bonds	23	June 2022	3,451,437	(27,732)
U.S. Treasury Ultra Bonds	6	June 2022	1,062,750	(1,137)
			$21,262,109	$(236,169)
^Amount represents value and unrealized appreciation (depreciation).

NOTES TO SCHEDULE OF INVESTMENTS
GNMA	-	Government National Mortgage Association
H15T1Y	-	Constant Maturity U.S. Treasury Note Yield Curve Rate Index
LIBOR	-	London Interbank Offered Rate
SEQ	-	Sequential Payer
TBA	-	To-Be-Announced. Security was purchased on a forward commitment basis with an approximate principal amount and maturity date. Actual principal amount and maturity date will be determined upon settlement.
VRN	-	Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The security's effective maturity date may be shorter than the final maturity date shown.
(1)Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on forward commitments and/or futures contracts. At the period end, the aggregate value of securities pledged was $1,352,970.

See Notes to Financial Statements.
12

Statement of Assets and Liabilities

MARCH 31, 2022
Assets
Investment securities, at value (cost of $730,662,869)	$711,136,562
Receivable for investments sold	44,420,067
Receivable for capital shares sold	56,585
Receivable for variation margin on futures contracts	32,998
Interest receivable	1,503,552
757,149,764

Liabilities
Payable for investments purchased	153,232,286
Payable for capital shares redeemed	362,368
Accrued management fees	268,468
Distribution and service fees payable	9,323
Dividends payable	59,912
153,932,357

Net Assets	$603,217,407

Net Assets Consist of:
Capital paid in	$690,859,720
Distributable earnings	(87,642,313)
$603,217,407

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$490,899,421	49,867,599	$9.84
I Class	$38,468,726	3,906,665	$9.85
A Class	$13,717,130	1,393,460	$9.84*
C Class	$748,752	76,063	$9.84
R Class	$13,261,895	1,347,983	$9.84
R5 Class	$46,121,483	4,685,488	$9.84
*Maximum offering price $10.30 (net asset value divided by 0.955).

See Notes to Financial Statements.
13

Statement of Operations

YEAR ENDED MARCH 31, 2022
Investment Income (Loss)
Income:
Interest	$9,729,068

Expenses:
Management fees	3,769,001
Distribution and service fees:
A Class	41,278
C Class	10,348
R Class	74,588
Trustees' fees and expenses	47,750
Other expenses	588
3,943,553

Net investment income (loss)	5,785,515

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	475,357
Futures contract transactions	(49,333)
426,024

Change in net unrealized appreciation (depreciation) on:
Investments	(40,774,945)
Futures contracts	(1,629,271)
(42,404,216)

Net realized and unrealized gain (loss)	(41,978,192)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(36,192,677)

See Notes to Financial Statements.
14

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2022 AND MARCH 31, 2021
Increase (Decrease) in Net Assets	March 31, 2022	March 31, 2021
Operations
Net investment income (loss)	$5,785,515	$7,727,930
Net realized gain (loss)	426,024	9,279,840
Change in net unrealized appreciation (depreciation)	(42,404,216)	(12,209,990)
Net increase (decrease) in net assets resulting from operations	(36,192,677)	4,797,780

Distributions to Shareholders
From earnings:
Investor Class	(9,851,486)	(16,889,470)
I Class	(1,899,118)	(1,084,348)
A Class	(251,504)	(319,242)
C Class	(7,972)	(28,498)
R Class	(189,575)	(214,724)
R5 Class	(1,085,116)	(1,822,220)
Decrease in net assets from distributions	(13,284,771)	(20,358,502)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(317,530,716)	(90,759,350)

Net increase (decrease) in net assets	(367,008,164)	(106,320,072)

Net Assets
Beginning of period	970,225,571	1,076,545,643
End of period	$603,217,407	$970,225,571

See Notes to Financial Statements.
15

Notes to Financial Statements

MARCH 31, 2022

1. Organization

American Century Government Income Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Ginnie Mae Fund (the fund) is one fund in a series issued by the trust. The fund’s investment objective is to seek high current income while maintaining liquidity and safety of principal by investing primarily in Government National Mortgage Association certificates.

The fund offers the Investor Class, I Class, A Class, C Class, R Class and R5 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. U.S. Treasury and Government Agency securities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region.

16

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums.

Forward Commitments — The fund may engage in securities transactions on a forward commitment basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment. The fund may sell a to-be-announced (TBA) security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the fund may purchase a TBA security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are known as “TBA roll” transactions and are accounted for as purchases and sales. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

17

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all funds in the American Century Investments family of funds that have the same investment advisor and distributor as the fund. For purposes of determining the Investment Category Fee and Complex Fee, the assets of funds managed by the investment advisor that invest exclusively in the shares of other funds (funds of funds) are not included.

The Investment Category Fee range, the Complex Fee range and the effective annual management fee for each class for the period ended March 31, 2022 are as follows:

	Investment Category Fee Range	Complex Fee Range	Effective Annual Management Fee
Investor Class	0.2425% to 0.3600%	0.2500% to 0.3100%	0.53%
I Class		0.1500% to 0.2100%	0.43%
A Class		0.2500% to 0.3100%	0.53%
C Class		0.2500% to 0.3100%	0.53%
R Class		0.2500% to 0.3100%	0.53%
R5 Class		0.0500% to 0.1100%	0.33%

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended March 31, 2022 are detailed in the Statement of Operations.

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

18

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended March 31, 2022 were $2,323,252,279 and $2,702,027,843, respectively, all of which are U.S. Treasury and Government Agency obligations.

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2022		Year ended March 31, 2021
	Shares	Amount	Shares	Amount
Investor Class
Sold	3,905,115	$40,717,898	14,601,106	$156,542,060
Issued in reinvestment of distributions	880,431	9,125,974	1,482,313	15,889,667
Redeemed	(12,291,200)	(127,961,608)	(41,312,489)	(440,089,319)
	(7,505,654)	(78,117,736)	(25,229,070)	(267,657,592)
I Class
Sold	2,794,918	29,388,981	23,032,783	244,184,880
Issued in reinvestment of distributions	181,459	1,899,083	101,173	1,082,379
Redeemed	(24,237,984)	(254,306,466)	(3,788,804)	(40,799,872)
	(21,261,607)	(223,018,402)	19,345,152	204,467,387
A Class
Sold	212,206	2,202,724	1,032,115	11,065,252
Issued in reinvestment of distributions	23,063	239,085	28,639	306,952
Redeemed	(566,407)	(5,856,073)	(902,332)	(9,671,439)
	(331,138)	(3,414,264)	158,422	1,700,765
C Class
Sold	23,108	242,187	27,885	298,132
Issued in reinvestment of distributions	770	7,972	2,437	26,139
Redeemed	(55,554)	(572,356)	(250,389)	(2,670,820)
	(31,676)	(322,197)	(220,067)	(2,346,549)
R Class
Sold	514,397	5,331,973	781,167	8,378,933
Issued in reinvestment of distributions	18,297	189,463	20,007	214,281
Redeemed	(540,674)	(5,588,800)	(604,726)	(6,475,413)
	(7,980)	(67,364)	196,448	2,117,801
R5 Class
Sold	744,697	7,774,617	1,966,764	21,091,344
Issued in reinvestment of distributions	104,587	1,084,641	169,753	1,820,139
Redeemed	(2,059,787)	(21,450,011)	(4,859,809)	(51,952,645)
	(1,210,503)	(12,590,753)	(2,723,292)	(29,041,162)
Net increase (decrease)	(30,348,558)	$(317,530,716)	(8,472,407)	$(90,759,350)

19

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
U.S. Government Agency Mortgage-Backed Securities	—	$606,626,333	—
U.S. Government Agency Collateralized Mortgage Obligations	—	46,045,715	—
Short-Term Investments	$14,596,592	43,867,922	—
	$14,596,592	$696,539,970	—

Liabilities
Other Financial Instruments
Futures Contracts	$236,169	—	—

7. Derivative Instruments

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average notional exposure to interest rate risk derivative instruments held during the period was $21,262,109 futures contracts purchased and $30,230,344 futures contracts sold.

The value of interest rate risk derivative instruments as of March 31, 2022, is disclosed on the Statement of Assets and Liabilities as an asset of $32,998 in receivable for variation margin on futures contracts.* For the year ended March 31, 2022, the effect of interest rate risk derivative instruments on the Statement of Operations was $(49,333) in net realized gain (loss) on futures contract transactions and $(1,629,271) in change in net unrealized appreciation (depreciation) on futures contracts.

*Included in the unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments.
20

8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

The fund may invest in instruments that have variable or floating coupon rates based on the London Interbank Offered Rate (LIBOR). LIBOR is a benchmark interest rate intended to be representative of the rate at which certain major international banks lend to one another over short-terms. Financial institutions have started the process of phasing out LIBOR and the transition process to a replacement rate may lead to increased volatility or illiquidity in markets for instruments that rely on LIBOR. This could result in a change to the value of such instruments or a change in the cost of temporary borrowing for the fund.
The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

9. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2022 and March 31, 2021 were as follows:

	2022	2021
Distributions Paid From
Ordinary income	$13,284,771	$20,358,502
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$730,670,368
Gross tax appreciation of investments	$4,112,405
Gross tax depreciation of investments	(23,646,211)
Net tax appreciation (depreciation) of investments	$(19,533,806)
Undistributed ordinary income	$2,301
Accumulated short-term capital losses	$(9,395,969)
Accumulated long-term capital losses	$(58,714,839)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization for tax purposes of unrealized gains (losses) on futures contracts.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

21

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2022	$10.59	0.08	(0.65)	(0.57)	(0.18)	$9.84	(5.41)%	0.54%	0.77%	288%	$490,899
2021	$10.75	0.08	(0.03)	0.05	(0.21)	$10.59	0.49%	0.55%	0.75%	308%	$607,507
2020	$10.34	0.21	0.48	0.69	(0.28)	$10.75	6.73%	0.55%	1.97%	270%	$888,369
2019	$10.24	0.22	0.16	0.38	(0.28)	$10.34	3.78%	0.55%	2.18%	297%	$658,034
2018	$10.51	0.17	(0.19)	(0.02)	(0.25)	$10.24	(0.24)%	0.55%	1.64%	300%	$782,698
I Class
2022	$10.59	0.09	(0.63)	(0.54)	(0.20)	$9.85	(5.22)%	0.44%	0.87%	288%	$38,469
2021	$10.76	0.09	(0.04)	0.05	(0.22)	$10.59	0.50%	0.45%	0.85%	308%	$266,543
2020	$10.34	0.22	0.49	0.71	(0.29)	$10.76	6.83%	0.45%	2.07%	270%	$62,648
2019	$10.25	0.23	0.15	0.38	(0.29)	$10.34	3.88%	0.45%	2.28%	297%	$38,809
2018(3)	$10.52	0.19	(0.21)	(0.02)	(0.25)	$10.25	(0.21)%	0.45%(4)	1.88%(4)	300%(5)	$25,599
A Class
2022	$10.59	0.05	(0.64)	(0.59)	(0.16)	$9.84	(5.65)%	0.79%	0.52%	288%	$13,717
2021	$10.76	0.05	(0.03)	0.02	(0.19)	$10.59	0.15%	0.80%	0.50%	308%	$18,262
2020	$10.34	0.19	0.48	0.67	(0.25)	$10.76	6.56%	0.80%	1.72%	270%	$16,844
2019	$10.24	0.20	0.15	0.35	(0.25)	$10.34	3.52%	0.80%	1.93%	297%	$28,153
2018	$10.51	0.14	(0.19)	(0.05)	(0.22)	$10.24	(0.49)%	0.80%	1.39%	300%	$30,654

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2022	$10.59	(0.02)	(0.65)	(0.67)	(0.08)	$9.84	(6.35)%	1.54%	(0.23)%	288%	$749
2021	$10.76	(0.02)	(0.04)	(0.06)	(0.11)	$10.59	(0.60)%	1.55%	(0.25)%	308%	$1,141
2020	$10.34	0.11	0.48	0.59	(0.17)	$10.76	5.76%	1.55%	0.97%	270%	$3,526
2019	$10.24	0.12	0.16	0.28	(0.18)	$10.34	2.75%	1.55%	1.18%	297%	$4,663
2018	$10.51	0.07	(0.20)	(0.13)	(0.14)	$10.24	(1.24)%	1.55%	0.64%	300%	$7,439
R Class
2022	$10.58	0.03	(0.64)	(0.61)	(0.13)	$9.84	(5.79)%	1.04%	0.27%	288%	$13,262
2021	$10.75	0.03	(0.04)	(0.01)	(0.16)	$10.58	(0.11)%	1.05%	0.25%	308%	$14,350
2020	$10.33	0.16	0.48	0.64	(0.22)	$10.75	6.19%	1.05%	1.47%	270%	$12,465
2019	$10.24	0.17	0.15	0.32	(0.23)	$10.33	3.26%	1.05%	1.68%	297%	$9,353
2018	$10.51	0.12	(0.20)	(0.08)	(0.19)	$10.24	(0.74)%	1.05%	1.14%	300%	$8,619
R5 Class
2022	$10.59	0.10	(0.64)	(0.54)	(0.21)	$9.84	(5.22)%	0.34%	0.97%	288%	$46,121
2021	$10.75	0.10	(0.03)	0.07	(0.23)	$10.59	0.69%	0.35%	0.95%	308%	$62,423
2020	$10.34	0.23	0.48	0.71	(0.30)	$10.75	6.94%	0.35%	2.17%	270%	$92,693
2019	$10.24	0.24	0.16	0.40	(0.30)	$10.34	3.98%	0.35%	2.38%	297%	$81,710
2018	$10.51	0.19	(0.19)	—	(0.27)	$10.24	(0.04)%	0.35%	1.84%	300%	$95,331

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)April 10, 2017 (commencement of sale) through March 31, 2018.
(4)Annualized.
(5)Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2018.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of American Century Government Income Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Ginnie Mae Fund (the “Fund”), one of the funds constituting the American Century Government Income Trust, as of March 31, 2022, the related statement of operations, statement of changes in net assets, and financial highlights for the year then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Ginnie Mae Fund of the American Century Government Income Trust as of March 31, 2022, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America. The statement of changes in net assets for the year ended March 31, 2021 and the financial highlights for each of the four years in the period ended March 31, 2021 were audited by other auditors, whose report, dated May 18, 2021, expressed an unqualified opinion on such statement of changes in net assets and financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
May 16, 2022

We have served as the auditor of one or more American Century investment companies since 1997.

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Jonathan S. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Jeremy I. Bulow, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Jonathan S. Thomas is 3945 Freedom Circle, Suite #800, Santa Clara, California 95054. The mailing address for Jonathan S. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee and Board Chair	Since 2011 (Board Chair since 2022)	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	38	Kirby Corporation; Nabors Industries, Ltd.; CYS Investments, Inc.(2012-2017)
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	78	None
Jennifer Cabalquinto (1968)	Trustee	Since 2021	Chief Financial Officer, 2K (interactive entertainment) (2021 to present); Special Advisor, GSW Sports, LLC (2020 to 2021); Chief Financial Officer, GSW Sports, LLC (2013 to 2020)	38	Sabio Holdings, Inc.
Anne Casscells (1958)	Trustee	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to 2017)	38	None

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Jonathan D. Levin (1972)	Trustee	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present)	38	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	38	None
John B. Shoven (1947)	Trustee	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present, emeritus since 2019)	38	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	146	None
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Senior Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present); Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Trustees (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by the Program Administrator, including members of ACIM’s Investment Oversight Committee who are members of the ACIM’s Investment Management and Global Analytics departments.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of certain Fund’s investments is supported by a third-party liquidity assessment vendor.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period January 1, 2021 through December 31, 2021. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

29

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting American Century Investments’ website at americancentury.com/proxy. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These portfolio holdings are available on the fund's website at americancentury.com and, upon request, by calling 1-800-345-2021. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

30

Notes

31

Notes

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Government Income Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2022 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92275 2205

Annual Report

March 31, 2022

Government Bond Fund
Investor Class (CPTNX)
I Class (ABHTX)
A Class (ABTAX)
C Class (ABTCX)
R Class (ABTRX)
R5 Class (ABTIX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2022. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.

Soaring Inflation, Escalating Volatility Led to Mixed Results for Stocks and Bonds

Upbeat economic and earnings data and continued Federal Reserve (Fed) support generally buoyed stock returns for most of the reporting period. Despite periodic outbreaks of COVID-19, the worst of the virus appeared over in the U.S., and pre-pandemic activities gradually resumed. Bonds delivered solid gains in the first half of the period before a Fed policy pivot triggered a drastic sentiment shift in fixed-income markets.

Early in the period, inflation began a steady upward march. Initially, the Fed was unfazed, viewing the price hikes as a temporary economic consequence of recovering from the pandemic. But by late 2021, inflation was surging toward multidecade highs, prompting the Fed to adopt a more hawkish strategy.

Policymakers announced an abrupt end to bond buying followed by a March rate hike, the first since 2018. At period-end, market indicators reflected expectations for more aggressive Fed rate hikes along with balance sheet cuts to tame inflation.

In addition to an 8.5% annual inflation rate and a hawkish Fed, Russia’s invasion of Ukraine further rattled investors in early 2022. Stocks declined sharply amid the unrest, but strong performance earlier in the fiscal year left most U.S. indices with solid 12-month gains. For bonds, declines in the second half of the reporting period overwhelmed earlier gains, and most U.S. fixed-income indices retreated for the 12 months overall.

Staying Focused in Uncertain Times

We expect market volatility to linger amid elevated inflation and tighter Fed policy. In addition, Russia’s invasion of Ukraine has led to a devastating humanitarian crisis and further complicated a tense geopolitical backdrop. We will continue to monitor the evolving situation and its implications for our clients and our investment exposure.

We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable and volatile markets, and we’re confident we will continue to meet prevailing challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
2

Performance

Total Returns as of March 31, 2022
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	CPTNX	-3.76%	1.70%	1.45%	—	5/16/80
Bloomberg U.S. Government/MBS Index	—	-4.20%	1.62%	1.70%	—	—
I Class	ABHTX	-3.67%	—	—	1.76%	4/10/17
A Class	ABTAX					10/9/97
No sales charge		-4.00%	1.45%	1.19%	—
With sales charge		-8.30%	0.51%	0.73%	—
C Class	ABTCX	-4.81%	0.67%	0.44%	—	3/1/10
R Class	ABTRX	-4.33%	1.17%	0.94%	—	3/1/10
R5 Class	ABTIX	-3.57%	1.90%	1.66%	—	3/1/10
Average annual returns since inception are presented when ten years of performance history is not available.

C Class shares will automatically convert to A Class shares after being held for approximately eight years. C Class average annual returns do not reflect this conversion.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
3

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2012
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2022
Investor Class — $11,546

Bloomberg U.S. Government/MBS Index — $11,832

Total Annual Fund Operating Expenses
Investor Class	I Class	A Class	C Class	R Class	R5 Class
0.47%	0.37%	0.72%	1.47%	0.97%	0.27%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
4

Portfolio Commentary

Portfolio Managers: Bob Gahagan, Peter Van Gelderen, Dan Shiffman and Jim Platz

In August 2021, Peter Van Gelderen joined the fund’s portfolio management team, and Hando Aguilar left the team. Brian Howell also left the fund’s portfolio management team in August 2021, ahead of his December 2021 retirement from American Century Investments.

Performance Summary

Government Bond returned -3.76%* for the 12 months ended March 31, 2022. The Bloomberg U.S. Government/MBS Index returned -4.20%. Fund returns reflect operating expenses, while index returns do not.

Inflation and changing Federal Reserve (Fed) policy dominated the reporting period. Inflation started the period well above the Fed’s longtime 2% target and didn’t let up. Persistent supply chain challenges, surging demand, soaring oil and commodity prices, labor shortages and fiscal policy contributed to spiking prices.

Fed policy generally remained dovish until late 2021, as inflation continued to rise. Until then, policymakers insisted rising prices would be transitory. The Fed accelerated the tapering of its bond-buying program and in March 2022 finally hiked interest rates just as inflation was revisiting 40-year highs.

The U.S. economy expanded at a healthy clip through much of the period, bolstered by robust manufacturing activity, a strong housing market and job gains. By period-end, however, business and consumer confidence wavered, and retail sales weakened in the face of climbing prices and interest rates.

Resurgent waves of COVID-19 cases and, in the period’s final weeks, Russia’s invasion of Ukraine contributed to significant rate volatility during the period. After starting the reporting period at 1.75%, the 10-year Treasury yield ended March 2022 at 2.34%, fueled by an 83-basis-point jump in the first quarter of 2022. More closely tied to the Fed’s key rate, the two-year Treasury yield jumped from 0.16% at the start of the period to 2.34%, including a 161-basis-point surge during the first quarter of 2022. The Treasury yield curve significantly flattened during the period, reflecting a larger rise in short-maturity yields than in long-maturity yields.

For the full 12-month period, Treasuries and mortgage-backed securities generally declined. Meanwhile, soaring inflation boosted inflation-linked bonds. Against this backdrop, positions in inflation-linked bonds and our duration positioning accounted for much of Government Bond’s outperformance.

Inflation-Linked Securities, Duration Aided Relative Returns

As inflation soared—both in current inflation figures and expectations—our out-of-index investment in inflation-linked securities lifted performance. In addition, our shorter-than-index duration positioning proved advantageous, especially as rates broadly rose late in the period.

Relative gains from an overweight stake relative to the index in agency-issued bonds helped offset a decline from an underweight position in nominal Treasuries and other government bonds. Our agency position also helped offset negative effects from an overweight stake in securitized debt.

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the index, other share classes may not. See page 3 for returns for all share classes.
5

Security Selection Among Treasuries Hindered Relative Performance

Security selection was a modest drag on relative results, largely due to investments in nominal Treasuries and other government bonds. However, security selection in the securitized sector, including out-of-index positions in agency commercial mortgage-backed securities and agency collateralized mortgage obligations, mitigated most of the setback.

Portfolio Positioning

We believe the U.S. economy will continue to grow in the coming quarters, but likely at a slower pace than in 2021. We believe elevated market volatility will persist as investors contend with potential headwinds, including ongoing pressures from elevated inflation, Fed tightening and geopolitical unrest.

The Fed faces a formidable task in tempering inflation without triggering a recession. Anticipating further Fed tightening and elevated inflation, we believe bond market yields may yet climb modestly higher, so we ended the period maintaining our short-duration strategy. An inverted yield curve remains a possibility, but we don’t think a recession is imminent, largely due to relatively strong economic fundamentals.

We expect annual headline inflation to peak in the coming months. However, several factors, including supply chain issues, record federal spending and deficits, rising wages and deglobalization, likely will keep inflation well above pre-pandemic levels. Against this backdrop, we still believe inflation-linked securities offer value.

Within securitized assets, we believe demand for floating-rate issues will remain healthy. We also believe select government-guaranteed asset-backed securities are solid candidates for a potential rebound. We expect to maintain an underweight position to agency mortgage-backed securities as the Fed considers trimming its balance sheet.

Given the broad uncertainties, we expect to maintain reduced risk exposure until more macroeconomic clarity emerges. Nonetheless, we continue to look for attractive buying opportunities that often emerge during volatile periods, relying on our bottom-up approach to portfolio management.

6

Fund Characteristics

MARCH 31, 2022
Types of Investments in Portfolio	% of net assets
U.S. Treasury Securities	49.9%
U.S. Government Agency Mortgage-Backed Securities	22.8%
Collateralized Mortgage Obligations	15.6%
Asset-Backed Securities	7.4%
U.S. Government Agency Securities	4.9%
Municipal Securities	0.4%
Short-Term Investments	10.2%
Other Assets and Liabilities	(11.2)%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2021 to March 31, 2022.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25.00 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25.00 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 10/1/21	Ending Account Value 3/31/22	Expenses Paid During Period(1) 10/1/21 - 3/31/22	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$950.40	$2.24	0.46%
I Class	$1,000	$950.80	$1.75	0.36%
A Class	$1,000	$949.20	$3.45	0.71%
C Class	$1,000	$945.60	$7.08	1.46%
R Class	$1,000	$947.90	$4.66	0.96%
R5 Class	$1,000	$951.30	$1.26	0.26%
Hypothetical
Investor Class	$1,000	$1,022.64	$2.32	0.46%
I Class	$1,000	$1,023.14	$1.82	0.36%
A Class	$1,000	$1,021.39	$3.58	0.71%
C Class	$1,000	$1,017.65	$7.34	1.46%
R Class	$1,000	$1,020.15	$4.84	0.96%
R5 Class	$1,000	$1,023.64	$1.31	0.26%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
9

Schedule of Investments

MARCH 31, 2022

	Principal Amount	Value
U.S. TREASURY SECURITIES — 49.9%
U.S. Treasury Bonds, 7.125%, 2/15/23	$7,000,000	$7,331,721
U.S. Treasury Bonds, 3.50%, 2/15/39	1,000,000	1,146,680
U.S. Treasury Bonds, 1.125%, 5/15/40(1)	1,200,000	946,570
U.S. Treasury Bonds, 1.875%, 2/15/41	4,500,000	4,010,361
U.S. Treasury Bonds, 2.25%, 5/15/41	3,000,000	2,834,531
U.S. Treasury Bonds, 2.00%, 11/15/41	9,500,000	8,598,984
U.S. Treasury Bonds, 3.125%, 11/15/41	1,800,000	1,942,418
U.S. Treasury Bonds, 2.375%, 2/15/42	4,500,000	4,341,797
U.S. Treasury Bonds, 3.125%, 2/15/42	2,500,000	2,701,172
U.S. Treasury Bonds, 3.00%, 5/15/42	8,000,000	8,480,938
U.S. Treasury Bonds, 2.75%, 11/15/42	3,100,000	3,151,404
U.S. Treasury Bonds, 2.875%, 5/15/43	3,500,000	3,626,807
U.S. Treasury Bonds, 3.125%, 8/15/44	2,000,000	2,164,453
U.S. Treasury Bonds, 3.00%, 11/15/44	3,500,000	3,713,145
U.S. Treasury Bonds, 2.875%, 8/15/45	2,000,000	2,086,797
U.S. Treasury Bonds, 2.50%, 2/15/46	1,500,000	1,470,088
U.S. Treasury Bonds, 3.375%, 11/15/48(1)	6,500,000	7,617,949
U.S. Treasury Bonds, 2.25%, 8/15/49	4,500,000	4,284,492
U.S. Treasury Bonds, 2.375%, 11/15/49	6,500,000	6,366,445
U.S. Treasury Bonds, 1.875%, 2/15/51	500,000	437,520
U.S. Treasury Bonds, 2.375%, 5/15/51	6,000,000	5,886,680
U.S. Treasury Bonds, 2.00%, 8/15/51	10,000,000	9,025,000
U.S. Treasury Bonds, 2.25%, 2/15/52	11,000,000	10,553,125
U.S. Treasury Inflation Indexed Bonds, 2.125%, 2/15/40	390,231	552,318
U.S. Treasury Inflation Indexed Bonds, 0.75%, 2/15/42	622,115	711,666
U.S. Treasury Inflation Indexed Bonds, 0.25%, 2/15/50	546,780	575,040
U.S. Treasury Inflation Indexed Notes, 0.75%, 7/15/28	560,020	612,813
U.S. Treasury Inflation Indexed Notes, 0.125%, 7/15/30	2,741,400	2,909,470
U.S. Treasury Inflation Indexed Notes, 0.125%, 7/15/31	4,195,920	4,466,484
U.S. Treasury Inflation Indexed Notes, 0.125%, 1/15/32	6,085,380	6,477,863
U.S. Treasury Notes, 1.50%, 3/31/23(1)	2,000,000	1,995,411
U.S. Treasury Notes, 1.50%, 2/29/24	45,000,000	44,347,851
U.S. Treasury Notes, 1.50%, 10/31/24	11,000,000	10,734,023
U.S. Treasury Notes, 1.50%, 2/15/25	25,000,000	24,302,735
U.S. Treasury Notes, 1.125%, 2/28/25	6,000,000	5,768,906
U.S. Treasury Notes, 1.75%, 3/15/25	13,000,000	12,725,781
U.S. Treasury Notes, 0.25%, 7/31/25	5,000,000	4,636,230
U.S. Treasury Notes, 0.50%, 2/28/26	3,000,000	2,774,121
U.S. Treasury Notes, 0.75%, 8/31/26	13,500,000	12,514,131
U.S. Treasury Notes, 1.25%, 11/30/26	20,000,000	18,925,391
U.S. Treasury Notes, 1.125%, 2/28/27	7,000,000	6,569,336
U.S. Treasury Notes, 1.875%, 2/28/27	43,000,000	41,854,453
U.S. Treasury Notes, 2.50%, 3/31/27	5,000,000	5,011,500
U.S. Treasury Notes, 1.875%, 2/28/29	35,000,000	33,794,141
U.S. Treasury Notes, 1.875%, 2/15/32	19,500,000	18,729,141
U.S. Treasury Notes, VRN, 0.63%, (3-month USBMMY plus 0.03%), 7/31/23	10,000,000	10,015,111
10

	Principal Amount	Value
U.S. Treasury Notes, VRN, 0.64%, (3-month USBMMY plus 0.04%), 10/31/23	$5,000,000	$5,009,408
TOTAL U.S. TREASURY SECURITIES (Cost $386,645,461)		378,732,401
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 22.8%
Adjustable-Rate U.S. Government Agency Mortgage-Backed Securities — 1.1%
FHLMC, VRN, 2.34%, (1-year H15T1Y plus 2.25%), 9/1/35	231,644	242,721
FHLMC, VRN, 2.14%, (12-month LIBOR plus 1.87%), 7/1/36	190,406	198,789
FHLMC, VRN, 2.20%, (1-year H15T1Y plus 2.14%), 10/1/36	383,348	404,695
FHLMC, VRN, 2.36%, (1-year H15T1Y plus 2.26%), 4/1/37	206,213	216,141
FHLMC, VRN, 1.90%, (12-month LIBOR plus 1.65%), 12/1/42	243,317	250,071
FHLMC, VRN, 1.87%, (12-month LIBOR plus 1.62%), 11/1/43	1,482,757	1,526,750
FHLMC, VRN, 2.88%, (12-month LIBOR plus 1.63%), 1/1/44	658,648	669,942
FHLMC, VRN, 2.65%, (12-month LIBOR plus 1.60%), 6/1/45	314,863	325,952
FHLMC, VRN, 1.91%, (12-month LIBOR plus 1.62%), 9/1/45	918,305	946,404
FNMA, VRN, 1.73%, (6-month LIBOR plus 1.57%), 6/1/35	177,103	183,939
FNMA, VRN, 1.74%, (6-month LIBOR plus 1.57%), 6/1/35	310,512	322,506
FNMA, VRN, 1.75%, (6-month LIBOR plus 1.57%), 6/1/35	222,710	231,316
FNMA, VRN, 1.76%, (6-month LIBOR plus 1.57%), 6/1/35	148,488	154,100
FNMA, VRN, 1.78%, (6-month LIBOR plus 1.54%), 9/1/35	292,368	302,944
FNMA, VRN, 2.68%, (12-month LIBOR plus 1.61%), 4/1/46	551,614	568,453
FNMA, VRN, 3.17%, (12-month LIBOR plus 1.61%), 3/1/47	288,803	290,943
FNMA, VRN, 3.12%, (12-month LIBOR plus 1.61%), 4/1/47	459,377	463,292
GNMA, VRN, 1.75%, (1-year H15T1Y plus 1.50%), 11/20/32	62,292	62,384
GNMA, VRN, 2.25%, (1-year H15T1Y plus 2.00%), 10/20/34	207,975	208,379
GNMA, VRN, 1.75%, (1-year H15T1Y plus 1.50%), 12/20/34	93,062	93,215
GNMA, VRN, 2.00%, (1-year H15T1Y plus 1.50%), 3/20/35	145,911	147,426
GNMA, VRN, 1.625%, (1-year H15T1Y plus 1.50%), 7/20/35	275,356	283,244
GNMA, VRN, 2.00%, (1-year H15T1Y plus 1.50%), 3/20/36	444,112	462,014
GNMA, VRN, 1.75%, (1-year H15T1Y plus 1.50%), 11/20/36	170,433	170,812
		8,726,432
Fixed-Rate U.S. Government Agency Mortgage-Backed Securities — 21.7%
FHLMC, 5.50%, 4/1/38	895,973	988,977
FHLMC, 3.00%, 2/1/43	3,495,588	3,492,921
FHLMC, 3.00%, 7/1/51	6,243,829	6,134,583
FHLMC, 3.00%, 7/1/51	6,277,286	6,153,355
FHLMC, 2.50%, 10/1/51	1,844,557	1,771,058
FHLMC, 3.00%, 12/1/51	6,279,978	6,152,213
FHLMC, 2.50%, 1/1/52	3,106,727	2,969,121
FNMA, 6.00%, 12/1/33	648,377	717,925
FNMA, 3.50%, 3/1/34	530,232	544,599
FNMA, 5.50%, 8/1/34	926,942	1,015,846
FNMA, 5.50%, 1/1/36	996,198	1,091,512
FNMA, 6.00%, 9/1/37	230,823	257,712
FNMA, 6.00%, 11/1/37	1,169,781	1,306,668
FNMA, 4.50%, 4/1/39	277,348	295,318
FNMA, 4.50%, 5/1/39	792,092	843,417
FNMA, 6.50%, 5/1/39	631,774	697,658
FNMA, 4.50%, 10/1/39	1,411,334	1,502,729
FNMA, 4.50%, 6/1/41	1,320,094	1,405,531
FNMA, 4.00%, 8/1/41	1,027,247	1,075,369
FNMA, 4.50%, 9/1/41	616,708	654,966
11

	Principal Amount	Value
FNMA, 3.50%, 10/1/41	$1,006,787	$1,027,108
FNMA, 4.00%, 12/1/41	2,736,970	2,864,749
FNMA, 3.50%, 5/1/42	1,081,742	1,103,645
FNMA, 3.50%, 6/1/42	1,000,222	1,020,610
FNMA, 3.50%, 9/1/42	780,420	796,238
FNMA, 4.00%, 11/1/45	726,904	754,791
FNMA, 4.00%, 2/1/46	1,785,335	1,862,582
FNMA, 4.00%, 4/1/46	2,641,661	2,738,537
FNMA, 3.50%, 2/1/47	2,807,163	2,850,791
FNMA, 3.00%, 6/1/51	7,710,902	7,614,340
FNMA, 4.00%, 8/1/51	2,462,457	2,516,668
FNMA, 3.00%, 10/1/51	7,077,809	6,933,492
FNMA, 2.50%, 1/1/52	3,109,909	2,972,162
FNMA, 3.00%, 2/1/52	7,076,932	6,933,705
FNMA, 3.00%, 2/1/52	6,274,081	6,158,195
FNMA, 4.00%, 6/1/57	829,710	873,107
FNMA, 4.00%, 11/1/59	828,654	870,941
GNMA, 2.50%, TBA	12,004,000	11,643,411
GNMA, 4.00%, TBA	7,350,000	7,497,000
GNMA, 6.00%, 1/20/39	152,533	169,369
GNMA, 4.00%, 12/15/40	463,194	484,083
GNMA, 3.50%, 6/20/42	2,413,883	2,479,253
GNMA, 3.50%, 7/20/42	1,848,466	1,898,533
GNMA, 3.50%, 2/20/51	781,296	787,767
GNMA, 3.50%, 6/20/51	1,977,723	1,993,279
GNMA, 2.50%, 9/20/51	6,120,660	5,946,338
UMBS, 2.50%, TBA	6,000,000	5,724,844
UMBS, 3.00%, TBA	7,082,500	6,928,677
UMBS, 3.50%, TBA	16,143,000	16,175,790
UMBS, 4.00%, TBA	13,752,000	14,039,933
		164,731,416
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $176,808,876)		173,457,848
COLLATERALIZED MORTGAGE OBLIGATIONS — 15.6%
Private Sponsor Collateralized Mortgage Obligations — 1.2%
Farm Mortgage Trust, Series 2021-1, Class A, VRN, 2.18%, 1/25/51(2)	5,461,512	5,075,741
Seasoned Loans Structured Transaction Trust, Series 2021-2, Class A1D SEQ, 2.00%, 7/25/31	4,495,973	4,274,185
		9,349,926
U.S. Government Agency Collateralized Mortgage Obligations — 14.4%
FHLMC, Series 2812, Class MF, VRN, 0.85%, (1-month LIBOR plus 0.45%), 6/15/34	1,333,225	1,338,604
FHLMC, Series 3076, Class BM SEQ, 4.50%, 11/15/25	473,213	483,539
FHLMC, Series 3149, Class LF, VRN, 0.70%, (1-month LIBOR plus 0.30%), 5/15/36	3,304,308	3,300,002
FHLMC, Series 3153, Class FJ, VRN, 0.57%, (1-month LIBOR plus 0.38%), 5/15/36	1,047,770	1,049,544
FHLMC, Series 3397, Class GF, VRN, 0.90%, (1-month LIBOR plus 0.50%), 12/15/37	486,864	490,324
FHLMC, Series 3417, Class FA, VRN, 0.90%, (1-month LIBOR plus 0.50%), 11/15/37	815,705	821,942
FHLMC, Series 3778, Class L SEQ, 3.50%, 12/15/25	3,639,696	3,698,822
12

	Principal Amount	Value
FHLMC, Series K039, Class A2 SEQ, 3.30%, 7/25/24	$12,510,000	$12,670,797
FHLMC, Series K041, Class A2 SEQ, 3.17%, 10/25/24	15,000,000	15,165,981
FHLMC, Series K043, Class A2 SEQ, 3.06%, 12/25/24	2,706,000	2,729,221
FHLMC, Series K123, Class A1 SEQ, 0.93%, 6/25/30	3,939,625	3,614,212
FHLMC, Series K1522, Class A1 SEQ, 1.91%, 11/25/35	7,984,681	7,338,535
FHLMC, Series K742, Class A1 SEQ, 0.86%, 6/25/27	6,792,159	6,353,640
FHLMC, Series KF32, Class A, VRN, 0.61%, (1-month LIBOR plus 0.37%), 5/25/24	299,276	299,358
FHLMC, Series KIR1, Class A2 SEQ, 2.85%, 3/25/26	9,600,000	9,573,397
FHLMC, Series KIR3, Class A2 SEQ, 3.28%, 8/25/27	5,000,000	5,091,091
FHLMC, Series KJ25, Class A2 SEQ, 2.61%, 1/25/26	2,429,545	2,415,135
FHLMC, Series KSG1, Class A1 SEQ, 0.80%, 5/25/30	8,878,932	8,071,915
FNMA, Series 2005-103, Class FP, VRN, 0.76%, (1-month LIBOR plus 0.30%), 10/25/35	1,097,315	1,096,140
FNMA, Series 2008-9, Class FA, VRN, 0.96%, (1-month LIBOR plus 0.50%), 2/25/38	3,345,631	3,372,281
FNMA, Series 2009-89, Class FD, VRN, 1.06%, (1-month LIBOR plus 0.60%), 5/25/36	575,630	581,882
FNMA, Series 2016-11, Class FB, VRN, 0.66%, (1-month LIBOR plus 0.55%), 3/25/46	1,438,695	1,444,331
FNMA, Series 2016-M13, Class FA, VRN, 0.80%, (1-month LIBOR plus 0.67%), 11/25/23	104,266	104,507
FNMA, Series 2016-M2, Class FA, VRN, 0.98%, (1-month LIBOR plus 0.85%), 1/25/23	241,030	241,532
FNMA, Series 2017-46, Class JA SEQ, 3.50%, 1/25/43	117,314	117,596
FNMA, Series 2017-M3, Class A2 SEQ, VRN, 2.49%, 12/25/26	7,446,601	7,380,785
GNMA, Series 2007-5, Class FA, VRN, 0.59%, (1-month LIBOR plus 0.14%), 2/20/37	337,561	337,213
GNMA, Series 2008-18, Class FH, VRN, 1.05%, (1-month LIBOR plus 0.60%), 2/20/38	644,074	644,207
GNMA, Series 2010-14, Class QF, VRN, 0.88%, (1-month LIBOR plus 0.45%), 2/16/40	1,735,056	1,741,797
GNMA, Series 2021-151, Class AB SEQ, 1.75%, 2/16/62	4,426,575	4,144,574
GNMA, Series 2021-164, Class AH SEQ, 1.50%, 10/16/63	4,090,278	3,777,758
		109,490,662
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $122,511,296)		118,840,588
ASSET-BACKED SECURITIES — 7.4%
Brazos Education Loan Authority, Inc., Series 2021-1, Class A1B, VRN, 1.04%, (1-month LIBOR plus 0.58%), 11/25/71	6,609,278	6,526,329
Brazos Education Loan Authority, Inc., Series 2021-2, Class A1A SEQ, 2.06%, 1/25/72	949,866	894,973
Brazos Education Loan Authority, Inc., Series 2021-2, Class A1B, VRN, 1.16%, (1-month LIBOR plus 0.70%), 1/25/72	5,770,345	5,735,075
ECMC Group Student Loan Trust, Series 2017-2A, Class A, VRN, 1.51%, (1-month LIBOR plus 1.05%), 5/25/67(2)	992,974	999,931
ECMC Group Student Loan Trust, Series 2020-2A, Class A, VRN, 1.61%, (1-month LIBOR plus 1.15%), 11/25/69(2)	1,508,540	1,500,122
ECMC Group Student Loan Trust, Series 2021-1A, Class A1B, VRN, 1.03%, (1-month LIBOR plus 0.57%), 11/25/70(2)	6,169,241	6,053,994
Missouri Higher Education Loan Authority, Series 2021-3, Class A1B, VRN, 0.76%, (1-month LIBOR plus 0.57%), 8/25/61	6,795,506	6,596,131
Navient Student Loan Trust, Series 2021-2A, Class A1A SEQ, 1.68%, 2/25/70(2)	492,867	456,282
Navient Student Loan Trust, Series 2021-1A, Class A1B, VRN, 1.06%, (1-month LIBOR plus 0.60%), 12/26/69(2)	649,401	645,020
Nelnet Student Loan Trust, Series 2006-1, Class A6, VRN, 0.93%, (3-month LIBOR plus 0.45%), 8/23/36(2)	6,228,175	6,129,211
13

	Principal Amount/Shares	Value
North Texas Higher Education Authority, Inc., Series 2021-1, Class A1B, VRN, 1.03%, (1-month LIBOR plus 0.57%), 9/25/61	$6,526,254	$6,489,082
North Texas Higher Education Authority, Inc., Series 2021-2, Class A1B, VRN, 1.03%, (1-month LIBOR plus 0.57%), 10/25/61	6,800,188	6,631,159
Pennsylvania Higher Education Assistance Agency, Series 2021-1A, Class A, VRN, 0.99%, (1-month LIBOR plus 0.53%), 5/25/70(2)	7,669,218	7,613,825
TOTAL ASSET-BACKED SECURITIES (Cost $57,183,470)		56,271,134
U.S. GOVERNMENT AGENCY SECURITIES — 4.9%
FHLB, 3.25%, 11/16/28	6,500,000	6,801,400
FNMA, 6.625%, 11/15/30	21,500,000	28,197,266
Tennessee Valley Authority, 1.50%, 9/15/31	2,100,000	1,888,526
TOTAL U.S. GOVERNMENT AGENCY SECURITIES (Cost $36,758,420)		36,887,192
MUNICIPAL SECURITIES — 0.4%
Pasadena Rev., 4.625%, 5/1/38, Prerefunded at 100% of Par(3) (Cost $2,986,905)	2,665,000	2,822,390
SHORT-TERM INVESTMENTS — 10.2%
Discount Notes — 4.6%
U.S. Treasury Bills, 1.04%, 2/23/23(4)	30,000,000	29,615,967
U.S. Treasury Bills, 1.75%, 3/23/23(4)	5,000,000	4,922,483
		34,538,450
Money Market Funds — 1.4%
State Street Institutional U.S. Government Money Market Fund, Premier Class	10,620,405	10,620,405
Repurchase Agreements — 4.2%
BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 3.125% - 3.625%, 2/15/43 - 8/15/43, valued at $2,961,252), in a joint trading account at 0.26%, dated 3/31/22, due 4/1/22 (Delivery value $2,902,661)		2,902,640
Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.875%, 5/15/43, valued at $29,607,592), at 0.25%, dated 3/31/22, due 4/1/22 (Delivery value $29,027,202)		29,027,000
		31,929,640
TOTAL SHORT-TERM INVESTMENTS (Cost $77,193,858)		77,088,495
TOTAL INVESTMENT SECURITIES — 111.2% (Cost $860,088,286)		844,100,048
OTHER ASSETS AND LIABILITIES — (11.2)%		(84,704,989)
TOTAL NET ASSETS — 100.0%		$759,395,059

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
U.S. Treasury 2-Year Notes	128	June 2022	$27,126,000	$(144,790)
U.S. Treasury Long Bonds	57	June 2022	8,553,562	(187,906)
U.S. Treasury Ultra Bonds	21	June 2022	3,719,625	(6,760)
			$39,399,187	$(339,456)
^Amount represents value and unrealized appreciation (depreciation).

14

FUTURES CONTRACTS SOLD
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
U.S. Treasury 10-Year Notes	243	June 2022	$29,858,625	$(61,364)
U.S. Treasury 10-Year Ultra Notes	7	June 2022	948,281	14,861
			$30,806,906	$(46,503)
^Amount represents value and unrealized appreciation (depreciation).

CENTRALLY CLEARED TOTAL RETURN SWAP AGREEMENTS
Floating Rate Index	Pay/Receive Floating Rate Index at Termination	Fixed Rate	Termination Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value
CPURNSA	Receive	2.33%	2/8/26	$9,000,000	$554	$983,234	$983,788
CPURNSA	Receive	2.30%	2/24/26	$9,000,000	555	986,742	987,297
					$1,109	$1,969,976	$1,971,085

NOTES TO SCHEDULE OF INVESTMENTS
CPURNSA	-	U.S. Consumer Price Index Urban Consumers Not Seasonally Adjusted Index
FHLB	-	Federal Home Loan Bank
FHLMC	-	Federal Home Loan Mortgage Corporation
FNMA	-	Federal National Mortgage Association
GNMA	-	Government National Mortgage Association
H15T1Y	-	Constant Maturity U.S. Treasury Note Yield Curve Rate Index
LIBOR	-	London Interbank Offered Rate
SEQ	-	Sequential Payer
TBA	-	To-Be-Announced. Security was purchased on a forward commitment basis with an approximate principal amount and maturity date. Actual principal amount and maturity date will be determined upon settlement.
UMBS	-	Uniform Mortgage-Backed Securities
USBMMY	-	U.S. Treasury Bill Money Market Yield
VRN	-	Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The security's effective maturity date may be shorter than the final maturity date shown.
(1)Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on forward commitments, futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $2,531,117.
(2)Security was purchased pursuant to Rule 144A or Section 4(2) under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $28,474,126, which represented 3.7% of total net assets.
(3)Escrowed to maturity in U.S. government securities or state and local government securities.
(4)The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.
15

Statement of Assets and Liabilities

MARCH 31, 2022
Assets
Investment securities, at value (cost of $860,088,286)	$844,100,048
Receivable for investments sold	48,238,464
Receivable for capital shares sold	465,846
Interest receivable	2,430,783
895,235,141

Liabilities
Payable for investments purchased	135,022,488
Payable for capital shares redeemed	413,696
Payable for variation margin on futures contracts	21,692
Payable for variation margin on swap agreements	29,060
Accrued management fees	242,775
Distribution and service fees payable	8,116
Dividends payable	102,255
135,840,082

Net Assets	$759,395,059

Net Assets Consist of:
Capital paid in	$787,525,755
Distributable earnings	(28,130,696)
$759,395,059

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$357,144,830	33,537,550	$10.65
I Class	$127,299,077	11,968,910	$10.64
A Class	$26,871,818	2,523,789	$10.65*
C Class	$1,755,742	164,939	$10.64
R Class	$1,860,348	174,770	$10.64
R5 Class	$244,463,244	22,961,674	$10.65
*Maximum offering price $11.15 (net asset value divided by 0.955).

See Notes to Financial Statements.
16

Statement of Operations

YEAR ENDED MARCH 31, 2022
Investment Income (Loss)
Income:
Interest	$13,442,062

Expenses:
Management fees	3,074,129
Distribution and service fees:
A Class	69,739
C Class	22,124
R Class	11,076
Trustees' fees and expenses	51,242
Other expenses	880
3,229,190

Net investment income (loss)	10,212,872

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(7,393,097)
Futures contract transactions	2,170,037
Swap agreement transactions	426,556
(4,796,504)

Change in net unrealized appreciation (depreciation) on:
Investments	(32,863,636)
Futures contracts	(1,208,459)
Swap agreements	1,501,755
(32,570,340)

Net realized and unrealized gain (loss)	(37,366,844)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(27,153,972)

See Notes to Financial Statements.
17

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2022 AND MARCH 31, 2021
Increase (Decrease) in Net Assets	March 31, 2022	March 31, 2021
Operations
Net investment income (loss)	$10,212,872	$10,683,329
Net realized gain (loss)	(4,796,504)	12,610,541
Change in net unrealized appreciation (depreciation)	(32,570,340)	(34,576,178)
Net increase (decrease) in net assets resulting from operations	(27,153,972)	(11,282,308)

Distributions to Shareholders
From earnings:
Investor Class	(8,968,796)	(9,910,979)
I Class	(2,482,120)	(2,626,569)
A Class	(540,579)	(680,372)
C Class	(25,130)	(25,188)
R Class	(37,484)	(46,270)
R5 Class	(6,055,807)	(5,344,785)
Decrease in net assets from distributions	(18,109,916)	(18,634,163)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(77,708,235)	63,131,296

Net increase (decrease) in net assets	(122,972,123)	33,214,825

Net Assets
Beginning of period	882,367,182	849,152,357
End of period	$759,395,059	$882,367,182

See Notes to Financial Statements.
18

Notes to Financial Statements

MARCH 31, 2022

1. Organization

American Century Government Income Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Government Bond Fund (the fund) is one fund in a series issued by the trust. The fund’s investment objective is to seek high current income.

The fund offers the Investor Class, I Class, A Class, C Class, R Class and R5 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. U.S. Treasury, Government Agency and municipal securities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region.

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Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

Forward Commitments — The fund may engage in securities transactions on a forward commitment basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment. The fund may sell a to-be-announced (TBA) security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the fund may purchase a TBA security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are known as “TBA roll” transactions and are accounted for as purchases and sales. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

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3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all funds in the American Century Investments family of funds that have the same investment advisor and distributor as the fund. For purposes of determining the Investment Category Fee and Complex Fee, the assets of funds managed by the investment advisor that invest exclusively in the shares of other funds (funds of funds) are not included.

The Investment Category Fee range, the Complex Fee range and the effective annual management fee for each class for the period ended March 31, 2022 are as follows:

	Investment Category Fee Range	Complex Fee Range	Effective Annual Management Fee
Investor Class	0.1625% to 0.2800%	0.2500% to 0.3100%	0.45%
I Class		0.1500% to 0.2100%	0.35%
A Class		0.2500% to 0.3100%	0.45%
C Class		0.2500% to 0.3100%	0.45%
R Class		0.2500% to 0.3100%	0.45%
R5 Class		0.0500% to 0.1100%	0.25%

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended March 31, 2022 are detailed in the Statement of Operations.

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

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4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the period ended March 31, 2022 totaled $3,014,835,743, of which $2,927,736,591 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the period ended March 31, 2022 totaled $3,162,745,744, of which $3,124,704,328 represented U.S. Treasury and Government Agency obligations.

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2022		Year ended March 31, 2021
	Shares	Amount	Shares	Amount
Investor Class
Sold	5,857,073	$66,058,552	32,819,156	$383,754,316
Issued in reinvestment of distributions	734,549	8,271,509	799,286	9,291,293
Redeemed	(16,388,373)	(185,896,403)	(33,758,201)	(394,844,005)
	(9,796,751)	(111,566,342)	(139,759)	(1,798,396)
I Class
Sold	5,968,764	66,143,064	17,476,551	203,865,169
Issued in reinvestment of distributions	221,014	2,481,928	225,960	2,625,935
Redeemed	(3,400,092)	(38,308,509)	(13,233,227)	(153,670,082)
	2,789,686	30,316,483	4,469,284	52,821,022
A Class
Sold	872,723	9,809,469	1,428,079	16,653,726
Issued in reinvestment of distributions	35,071	394,442	45,170	525,656
Redeemed	(981,197)	(11,063,502)	(3,120,103)	(36,309,364)
	(73,403)	(859,591)	(1,646,854)	(19,129,982)
C Class
Sold	37,149	422,301	71,489	832,932
Issued in reinvestment of distributions	2,232	25,126	2,163	25,110
Redeemed	(78,389)	(882,666)	(120,868)	(1,401,383)
	(39,008)	(435,239)	(47,216)	(543,341)
R Class
Sold	86,308	976,045	259,894	3,028,012
Issued in reinvestment of distributions	2,980	33,512	3,325	38,634
Redeemed	(135,272)	(1,522,583)	(283,296)	(3,283,464)
	(45,984)	(513,026)	(20,077)	(216,818)
R5 Class
Sold	6,015,780	67,660,894	11,514,818	134,138,747
Issued in reinvestment of distributions	465,840	5,239,327	401,472	4,664,886
Redeemed	(6,011,910)	(67,550,741)	(9,180,665)	(106,804,822)
	469,710	5,349,480	2,735,625	31,998,811
Net increase (decrease)	(6,695,750)	$(77,708,235)	5,351,003	$63,131,296

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

22

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
U.S. Treasury Securities	—	$378,732,401	—
U.S. Government Agency Mortgage-Backed Securities	—	173,457,848	—
Collateralized Mortgage Obligations	—	118,840,588	—
Asset-Backed Securities	—	56,271,134	—
U.S. Government Agency Securities	—	36,887,192	—
Municipal Securities	—	2,822,390	—
Short-Term Investments	$10,620,405	66,468,090	—
	$10,620,405	$833,479,643	—
Other Financial Instruments
Futures Contracts	$14,861	—	—
Swap Agreements	—	$1,971,085	—
	$14,861	$1,971,085	—

Liabilities
Other Financial Instruments
Futures Contracts	$400,820	—	—

7. Derivative Instruments

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average notional exposure to interest rate risk derivative instruments held during the period was $16,549,884 futures contracts purchased and $27,832,523 futures contracts sold.

Other Contracts — A fund may enter into total return swap agreements in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets or gain exposure to certain markets in the most economical way possible. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities
23

(initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments, including inflationary risk. The fund's average notional amount held during the period was $20,437,500.

Value of Derivative Instruments as of March 31, 2022

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Interest Rate Risk	Receivable for variation margin on futures contracts*	—	Payable for variation margin on futures contracts*	$21,692
Other Contracts	Receivable for variation margin on swap agreements*	—	Payable for variation margin on swap agreements*	29,060
		—		$50,752
*Included in the unrealized appreciation (depreciation) on futures contracts or centrally cleared swap agreements, as applicable, as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2022

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	$2,170,037	Change in net unrealized appreciation (depreciation) on futures contracts	$(1,208,459)
Other Contracts	Net realized gain (loss) on swap agreement transactions	426,556	Change in net unrealized appreciation (depreciation) on swap agreements	1,501,755
		$2,596,593		$293,296

8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

The fund may invest in instruments that have variable or floating coupon rates based on the London Interbank Offered Rate (LIBOR). LIBOR is a benchmark interest rate intended to be representative of the rate at which certain major international banks lend to one another over short-terms. Financial institutions have started the process of phasing out LIBOR and the transition process to a replacement rate may lead to increased volatility or illiquidity in markets for instruments that rely on LIBOR. This could result in a change to the value of such instruments or a change in the cost of temporary borrowing for the fund.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

24

9. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2022 and March 31, 2021 were as follows:

	2022	2021
Distributions Paid From
Ordinary income	$13,377,671	$18,256,673
Long-term capital gains	$4,732,245	$377,490

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$862,722,553
Gross tax appreciation of investments	$4,139,162
Gross tax depreciation of investments	(22,761,667)
Net tax appreciation (depreciation) of investments	(18,622,505)
Net tax appreciation (depreciation) on derivatives	1,969,976
Net tax appreciation (depreciation)	$(16,652,529)
Other book-to-tax adjustments	$(489,536)
Undistributed ordinary income	—
Post-October capital loss deferral	$(10,988,631)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.
25

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2022	$11.31	0.14	(0.55)	(0.41)	(0.17)	(0.08)	(0.25)	$10.65	(3.76)%	0.46%	1.20%	364%	$357,145
2021	$11.69	0.12	(0.28)	(0.16)	(0.17)	(0.05)	(0.22)	$11.31	(1.39)%	0.47%	1.05%	246%	$490,142
2020	$10.89	0.23	0.84	1.07	(0.27)	—	(0.27)	$11.69	9.92%	0.47%	2.09%	103%	$508,040
2019	$10.75	0.24	0.17	0.41	(0.27)	—	(0.27)	$10.89	3.93%	0.47%	2.28%	157%	$449,565
2018	$10.95	0.20	(0.16)	0.04	(0.24)	—	(0.24)	$10.75	0.34%	0.47%	1.85%	160%	$473,495
I Class
2022	$11.30	0.14	(0.54)	(0.40)	(0.18)	(0.08)	(0.26)	$10.64	(3.67)%	0.36%	1.30%	364%	$127,299
2021	$11.67	0.13	(0.27)	(0.14)	(0.18)	(0.05)	(0.23)	$11.30	(1.21)%	0.37%	1.15%	246%	$103,700
2020	$10.87	0.24	0.84	1.08	(0.28)	—	(0.28)	$11.67	10.05%	0.37%	2.19%	103%	$54,971
2019	$10.74	0.26	0.15	0.41	(0.28)	—	(0.28)	$10.87	3.94%	0.37%	2.38%	157%	$14,065
2018(3)	$10.96	0.21	(0.19)	0.02	(0.24)	—	(0.24)	$10.74	0.20%	0.37%(4)	2.00%(4)	160%(5)	$6,039
A Class
2022	$11.31	0.11	(0.55)	(0.44)	(0.14)	(0.08)	(0.22)	$10.65	(4.00)%	0.71%	0.95%	364%	$26,872
2021	$11.68	0.10	(0.28)	(0.18)	(0.14)	(0.05)	(0.19)	$11.31	(1.55)%	0.72%	0.80%	246%	$29,374
2020	$10.88	0.21	0.83	1.04	(0.24)	—	(0.24)	$11.68	9.66%	0.72%	1.84%	103%	$49,587
2019	$10.75	0.22	0.16	0.38	(0.25)	—	(0.25)	$10.88	3.58%	0.72%	2.03%	157%	$58,964
2018	$10.95	0.18	(0.17)	0.01	(0.21)	—	(0.21)	$10.75	0.09%	0.72%	1.60%	160%	$66,630

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2022	$11.31	0.02	(0.55)	(0.53)	(0.06)	(0.08)	(0.14)	$10.64	(4.81)%	1.46%	0.20%	364%	$1,756
2021	$11.68	0.01	(0.27)	(0.26)	(0.06)	(0.05)	(0.11)	$11.31	(2.29)%	1.47%	0.05%	246%	$2,306
2020	$10.88	0.12	0.83	0.95	(0.15)	—	(0.15)	$11.68	8.84%	1.47%	1.09%	103%	$2,934
2019	$10.74	0.14	0.17	0.31	(0.17)	—	(0.17)	$10.88	2.90%	1.47%	1.28%	157%	$2,080
2018	$10.95	0.10	(0.18)	(0.08)	(0.13)	—	(0.13)	$10.74	(0.75)%	1.47%	0.85%	160%	$4,547
R Class
2022	$11.31	0.08	(0.56)	(0.48)	(0.11)	(0.08)	(0.19)	$10.64	(4.33)%	0.96%	0.70%	364%	$1,860
2021	$11.68	0.06	(0.27)	(0.21)	(0.11)	(0.05)	(0.16)	$11.31	(1.80)%	0.97%	0.55%	246%	$2,496
2020	$10.88	0.18	0.83	1.01	(0.21)	—	(0.21)	$11.68	9.39%	0.97%	1.59%	103%	$2,813
2019	$10.74	0.19	0.17	0.36	(0.22)	—	(0.22)	$10.88	3.42%	0.97%	1.78%	157%	$2,394
2018	$10.95	0.15	(0.18)	(0.03)	(0.18)	—	(0.18)	$10.74	(0.25)%	0.97%	1.35%	160%	$3,158
R5 Class
2022	$11.31	0.16	(0.55)	(0.39)	(0.19)	(0.08)	(0.27)	$10.65	(3.57)%	0.26%	1.40%	364%	$244,463
2021	$11.68	0.15	(0.27)	(0.12)	(0.20)	(0.05)	(0.25)	$11.31	(1.11)%	0.27%	1.25%	246%	$254,349
2020	$10.88	0.25	0.84	1.09	(0.29)	—	(0.29)	$11.68	10.15%	0.27%	2.29%	103%	$230,808
2019	$10.75	0.26	0.17	0.43	(0.30)	—	(0.30)	$10.88	4.04%	0.27%	2.48%	157%	$192,572
2018	$10.95	0.23	(0.17)	0.06	(0.26)	—	(0.26)	$10.75	0.54%	0.27%	2.05%	160%	$199,819

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)April 10, 2017 (commencement of sale) through March 31, 2018.
(4)Annualized.
(5)Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2018.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of American Century Government Income Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Government Bond Fund (the “Fund”), one of the funds constituting the American Century Government Income Trust, as of March 31, 2022, the related statement of operations, statement of changes in net assets, and financial highlights for the year then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Government Bond Fund of the American Century Government Income Trust as of March 31, 2022, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America. The statement of changes in net assets for the year ended March 31, 2021 and the financial highlights for each of the four years in the period ended March 31, 2021 were audited by other auditors, whose report, dated May 18, 2021, expressed an unqualified opinion on such statement of changes in net assets and financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
May 16, 2022

We have served as the auditor of one or more American Century investment companies since 1997.

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Jonathan S. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Jeremy I. Bulow, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Jonathan S. Thomas is 3945 Freedom Circle, Suite #800, Santa Clara, California 95054. The mailing address for Jonathan S. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee and Board Chair	Since 2011 (Board Chair since 2022)	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	38	Kirby Corporation; Nabors Industries, Ltd.; CYS Investments, Inc.(2012-2017)
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	78	None
Jennifer Cabalquinto (1968)	Trustee	Since 2021	Chief Financial Officer, 2K (interactive entertainment) (2021 to present); Special Advisor, GSW Sports, LLC (2020 to 2021); Chief Financial Officer, GSW Sports, LLC (2013 to 2020)	38	Sabio Holdings, Inc.
Anne Casscells (1958)	Trustee	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to 2017)	38	None

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Jonathan D. Levin (1972)	Trustee	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present)	38	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	38	None
John B. Shoven (1947)	Trustee	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present, emeritus since 2019)	38	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	146	None
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Senior Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present); Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Trustees (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by the Program Administrator, including members of ACIM’s Investment Oversight Committee who are members of the ACIM’s Investment Management and Global Analytics departments.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of certain Fund’s investments is supported by a third-party liquidity assessment vendor.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period January 1, 2021 through December 31, 2021. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

33

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting American Century Investments’ website at americancentury.com/proxy. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These portfolio holdings are available on the fund's website at americancentury.com and, upon request, by calling 1-800-345-2021. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

34

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates $4,732,245, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended March 31, 2022.

The fund hereby designates $539,792 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended March 31, 2022.

35

Notes
36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Government Income Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2022 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92276 2205

Annual Report

March 31, 2022

Inflation-Adjusted Bond Fund
Investor Class (ACITX)
I Class (AIAHX)
Y Class (AIAYX)
A Class (AIAVX)
C Class (AINOX)
R Class (AIARX)
R5 Class (AIANX)
R6 Class (AIADX)
G Class (AINGX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2022. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.

Soaring Inflation, Escalating Volatility Led to Mixed Results for Stocks and Bonds

Upbeat economic and earnings data and continued Federal Reserve (Fed) support generally buoyed stock returns for most of the reporting period. Despite periodic outbreaks of COVID-19, the worst of the virus appeared over in the U.S., and pre-pandemic activities gradually resumed. Bonds delivered solid gains in the first half of the period before a Fed policy pivot triggered a drastic sentiment shift in fixed-income markets.

Early in the period, inflation began a steady upward march. Initially, the Fed was unfazed, viewing the price hikes as a temporary economic consequence of recovering from the pandemic. But by late 2021, inflation was surging toward multidecade highs, prompting the Fed to adopt a more hawkish strategy.

Policymakers announced an abrupt end to bond buying followed by a March rate hike, the first since 2018. At period-end, market indicators reflected expectations for more aggressive Fed rate hikes along with balance sheet cuts to tame inflation.

In addition to an 8.5% annual inflation rate and a hawkish Fed, Russia’s invasion of Ukraine further rattled investors in early 2022. Stocks declined sharply amid the unrest, but strong performance earlier in the fiscal year left most U.S. indices with solid 12-month gains. For bonds, declines in the second half of the reporting period overwhelmed earlier gains, and most U.S. fixed-income indices retreated for the 12 months overall.

Staying Focused in Uncertain Times

We expect market volatility to linger amid elevated inflation and tighter Fed policy. In addition, Russia’s invasion of Ukraine has led to a devastating humanitarian crisis and further complicated a tense geopolitical backdrop. We will continue to monitor the evolving situation and its implications for our clients and our investment exposure.

We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable and volatile markets, and we’re confident we will continue to meet prevailing challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
2

Performance

Total Returns as of March 31, 2022
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	ACITX	4.89%	4.09%	2.27%	—	2/10/97
Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index	—	4.29%	4.43%	2.69%	—	—
I Class	AIAHX	4.92%	—	—	4.20%	4/10/17
Y Class	AIAYX	5.10%	—	—	4.31%	4/10/17
A Class	AIAVX					6/15/98
No sales charge		4.55%	3.82%	2.01%	—
With sales charge		-0.17%	2.87%	1.55%	—
C Class	AINOX	3.77%	3.04%	1.25%	—	3/1/10
R Class	AIARX	4.35%	3.57%	1.77%	—	3/1/10
R5 Class	AIANX	5.10%	4.28%	2.48%	—	10/1/02
R6 Class	AIADX	5.07%	—	—	4.60%	7/28/17
G Class	AINGX	5.37%	—	—	4.83%	7/28/17
Average annual returns since inception are presented when ten years of performance history is not available.
G Class returns would have been lower if a portion of the fees had not been waived.

C Class shares will automatically convert to A Class shares after being held for approximately eight years. C Class average annual returns do not reflect this conversion.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
3

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2012
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2022
Investor Class — $12,517

Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index — $13,037

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class	G Class
0.47%	0.37%	0.27%	0.72%	1.47%	0.97%	0.27%	0.22%	0.22%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
4

Portfolio Commentary

Portfolio Managers: Bob Gahagan, Jim Platz and Miguel Castillo

Brian Howell left the portfolio management team in August 2021, ahead of his December 2021 retirement from American Century Investments.

Performance Summary

Inflation-Adjusted Bond returned 4.89%* for the 12 months ended March 31, 2022. By comparison, the Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index gained 4.29%. Fund returns reflect operating expenses, while index returns do not.

Performance reflects the positive backdrop for TIPS, as market-based inflation expectations steadily rose to record highs in March 2022. Real yields also increased for the period. TIPS generally advanced and sharply outperformed nominal Treasuries, which declined, for the 12-month period. The portfolio’s outperformance versus the all-TIPS index was largely due to a position in inflation swaps.

Inflation Surged to a 40-Year High

Inflation rose steadily and sharply during the 12-month period as economic data generally remained robust. The manufacturing sector continued to expand, and home prices posted solid double-digit annual gains. Additionally, the job market steadily improved, and wages climbed.

The annual headline inflation rate (Consumer Price Index, or CPI) began accelerating in early 2021. Along with the upbeat economic data, other factors quickly conspired to push consumer prices to multiyear highs. Massive government spending in response to the pandemic, along with the Federal Reserve’s (Fed’s) monetary support, helped fuel persistent consumer demand for goods and services. But providers couldn’t keep pace amid severe global supply chain breakdowns and labor market shortages. Meanwhile, surging energy prices also contributed to the rapidly rising inflation rate.

Russia’s invasion of Ukraine in early 2022 further pressured inflation, sending already-high oil and other commodity prices even higher and further complicating supply chains. By March, annual headline CPI reached 8.5%, the highest level since December 1981, compared with 2.6% a year earlier.

The 10-year breakeven rate (the yield difference between nominal 10-year Treasuries and 10-year TIPS and a key measure of market-based inflation expectations) increased from 2.37% at the end of March 2021 to a record 2.95% in late March. It eased slightly to end the reporting period at 2.84%. Theoretically, the breakeven rate indicates the market’s expectations for inflation for the next 10 years and also reflects the inflation rate required for TIPS to outperform nominal Treasuries during that period (2.84% or higher as of March 31).

Fed Pivoted to Hawkish Policy

Soaring inflation eventually forced the Fed to alter course. Policymakers abandoned their transitory view toward rising prices and embarked on a tightening campaign in November. The Fed quickly

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the index, other share classes may not. See page 3 for returns for all share classes.
5

ended its bond-buying program in early March and then enacted its first rate increase since 2018. The 25-basis-points (bps) rate increase was smaller than some had hoped for, given the significant inflationary pressures weighing on the economy. However, Fed policymakers hinted 50-bps rate hikes and balance sheet cuts may be necessary going forward to tame inflation. The Fed’s policy pivot, along with expectations for more aggressive tightening, drove U.S. Treasury yields sharply higher.

Greater Sensitivity to Inflation Boosted Relative Results

Approximately 83% of the portfolio was invested in TIPS at the end of the reporting period. The remainder primarily included out-of-index allocations to securitized bonds and corporate bonds in conjunction with inflation swaps. Inflation swaps diversified the portfolio’s inflation protection and created an inflation overlay for non-inflation-linked securitized and corporate securities.

Inflation swaps are fixed-maturity instruments, negotiated through a counterparty (investment bank), that return the rate of inflation (CPI). All swaps bear counterparty credit risk, but American Century Investments applies stringent controls and oversight with regard to this risk. Overall, this strategy, combined with the portfolio’s TIPS, positioned the portfolio with greater sensitivity to inflation than the index. This strategy aided performance as current inflation and inflation expectations soared.

Yield Curve Positioning Added Value

Our yield curve strategy reflected a flattening bias, which aided results as shorter-maturity yields increased more than longer-maturity yields. Our shorter-than-index duration modestly contributed to relative performance.

Non-Index Holdings Detracted

Out-of-index exposure to securitized and corporate securities detracted from results, as rising yields and heightened volatility in the second half of the period pressured most bond returns.

Portfolio Positioning

We expect annual headline inflation to peak in the coming months as goods inflation subsides. But several factors, including supply chain disruptions, elevated commodity prices, record federal spending and deficits, rising wages and deglobalization, likely will keep inflation well above pre-pandemic levels. Given this backdrop, we still believe inflation-linked securities offer value.

Market volatility likely will remain elevated in the near term. Investors face a variety of uncertainties related to inflation’s trajectory, interest rates, global growth and the war in Ukraine. Until more clarity emerges, we have broadly reduced risk exposure among our non-index credit-sensitive securities. Nevertheless, we continue to look for attractive buying opportunities that often emerge during volatile periods.

6

Fund Characteristics

MARCH 31, 2022
Types of Investments in Portfolio	% of net assets
U.S. Treasury Securities	82.8%
Corporate Bonds	3.6%
Asset-Backed Securities	2.3%
Collateralized Loan Obligations	1.7%
Commercial Mortgage-Backed Securities	1.4%
Collateralized Mortgage Obligations	0.8%
Short-Term Investments	7.1%
Other Assets and Liabilities	0.3%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2021 to March 31, 2022.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25.00 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25.00 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 10/1/21	Ending Account Value 3/31/22	Expenses Paid During Period(1) 10/1/21 - 3/31/22	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$995.80	$2.29	0.46%
I Class	$1,000	$996.40	$1.79	0.36%
Y Class	$1,000	$996.90	$1.29	0.26%
A Class	$1,000	$994.50	$3.53	0.71%
C Class	$1,000	$991.20	$7.25	1.46%
R Class	$1,000	$994.00	$4.77	0.96%
R5 Class	$1,000	$996.90	$1.29	0.26%
R6 Class	$1,000	$997.10	$1.05	0.21%
G Class	$1,000	$998.20	$0.05	0.01%
Hypothetical
Investor Class	$1,000	$1,022.64	$2.32	0.46%
I Class	$1,000	$1,023.14	$1.82	0.36%
Y Class	$1,000	$1,023.64	$1.31	0.26%
A Class	$1,000	$1,021.39	$3.58	0.71%
C Class	$1,000	$1,017.65	$7.34	1.46%
R Class	$1,000	$1,020.15	$4.84	0.96%
R5 Class	$1,000	$1,023.64	$1.31	0.26%
R6 Class	$1,000	$1,023.88	$1.06	0.21%
G Class	$1,000	$1,024.88	$0.05	0.01%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
9

Schedule of Investments

MARCH 31, 2022

	Principal Amount	Value
U.S. TREASURY SECURITIES — 82.8%
U.S. Treasury Inflation Indexed Bonds, 2.375%, 1/15/25(1)	$46,365,702	$51,476,418
U.S. Treasury Inflation Indexed Bonds, 2.00%, 1/15/26	127,231,826	142,612,026
U.S. Treasury Inflation Indexed Bonds, 2.375%, 1/15/27	72,251,306	83,851,477
U.S. Treasury Inflation Indexed Bonds, 1.75%, 1/15/28	19,514,313	22,352,533
U.S. Treasury Inflation Indexed Bonds, 3.625%, 4/15/28	45,605,252	57,793,216
U.S. Treasury Inflation Indexed Bonds, 2.50%, 1/15/29	36,177,280	44,094,401
U.S. Treasury Inflation Indexed Bonds, 3.875%, 4/15/29	39,078,527	51,695,983
U.S. Treasury Inflation Indexed Bonds, 3.375%, 4/15/32	3,326,253	4,694,973
U.S. Treasury Inflation Indexed Bonds, 2.125%, 2/15/40	741,439	1,049,405
U.S. Treasury Inflation Indexed Bonds, 0.75%, 2/15/42	80,968,267	92,623,298
U.S. Treasury Inflation Indexed Bonds, 0.625%, 2/15/43	64,542,551	72,099,308
U.S. Treasury Inflation Indexed Bonds, 1.375%, 2/15/44	82,779,051	106,227,694
U.S. Treasury Inflation Indexed Bonds, 0.75%, 2/15/45	60,771,037	69,842,530
U.S. Treasury Inflation Indexed Bonds, 1.00%, 2/15/46	5,754,816	7,012,300
U.S. Treasury Inflation Indexed Bonds, 0.875%, 2/15/47	26,263,760	31,479,119
U.S. Treasury Inflation Indexed Bonds, 1.00%, 2/15/48	24,683,382	30,679,176
U.S. Treasury Inflation Indexed Bonds, 1.00%, 2/15/49	6,591,952	8,254,258
U.S. Treasury Inflation Indexed Bonds, 0.25%, 2/15/50	45,032,801	47,360,257
U.S. Treasury Inflation Indexed Bonds, 0.125%, 2/15/51	46,596,822	47,786,295
U.S. Treasury Inflation Indexed Bonds, 0.125%, 2/15/52	50,851,486	52,824,058
U.S. Treasury Inflation Indexed Notes, 0.125%, 1/15/23	121,315,788	125,557,755
U.S. Treasury Inflation Indexed Notes, 0.625%, 4/15/23	35,993,466	37,531,365
U.S. Treasury Inflation Indexed Notes, 0.375%, 7/15/23(1)	90,005,403	94,486,412
U.S. Treasury Inflation Indexed Notes, 0.625%, 1/15/24	92,960,349	97,787,591
U.S. Treasury Inflation Indexed Notes, 0.50%, 4/15/24	12,262,140	12,890,344
U.S. Treasury Inflation Indexed Notes, 0.125%, 7/15/24	49,966,910	52,448,096
U.S. Treasury Inflation Indexed Notes, 0.125%, 10/15/24	14,793,570	15,478,262
U.S. Treasury Inflation Indexed Notes, 0.25%, 1/15/25	103,293,610	108,349,455
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/25	11,700,838	12,233,854
U.S. Treasury Inflation Indexed Notes, 0.375%, 7/15/25	71,631,535	75,776,721
U.S. Treasury Inflation Indexed Notes, 0.125%, 10/15/25	225,107,513	236,037,878
U.S. Treasury Inflation Indexed Notes, 0.625%, 1/15/26	177,121,248	188,895,679
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/26	87,926,073	91,940,587
U.S. Treasury Inflation Indexed Notes, 0.125%, 7/15/26	21,669,512	22,785,647
U.S. Treasury Inflation Indexed Notes, 0.125%, 10/15/26	20,577,400	21,639,426
U.S. Treasury Inflation Indexed Notes, 0.375%, 1/15/27	50,920,188	53,993,217
U.S. Treasury Inflation Indexed Notes, 0.375%, 7/15/27	37,927,890	40,416,712
U.S. Treasury Inflation Indexed Notes, 0.50%, 1/15/28	95,685,371	102,408,462
U.S. Treasury Inflation Indexed Notes, 0.75%, 7/15/28	2,072,074	2,267,410
U.S. Treasury Inflation Indexed Notes, 0.875%, 1/15/29	43,424,550	47,974,422
U.S. Treasury Inflation Indexed Notes, 0.25%, 7/15/29	77,378,048	82,658,013
U.S. Treasury Inflation Indexed Notes, 0.125%, 1/15/30	64,800,075	68,450,229
U.S. Treasury Inflation Indexed Notes, 0.125%, 7/15/30	84,435,120	89,611,671
U.S. Treasury Inflation Indexed Notes, 0.125%, 1/15/31	94,070,613	99,638,709
U.S. Treasury Inflation Indexed Notes, 0.125%, 7/15/31	59,791,860	63,647,390
U.S. Treasury Inflation Indexed Notes, 0.125%, 1/15/32	63,237,241	67,315,795
TOTAL U.S. TREASURY SECURITIES (Cost $2,795,220,048)		2,938,029,827
10

	Principal Amount	Value
CORPORATE BONDS — 3.6%
Airlines — 0.1%
British Airways Pass Through Trust, Series 2021-1, Class A, 2.90%, 9/15/36(2)	$2,998,001	$2,764,683
Banks — 0.6%
Bank of America Corp., VRN, 3.42%, 12/20/28	4,320,000	4,279,566
Bank of America Corp., VRN, 2.48%, 9/21/36	2,420,000	2,084,440
Bank of Ireland Group PLC, VRN, 2.03%, 9/30/27(2)	2,934,000	2,664,037
Barclays PLC, VRN, 2.28%, 11/24/27	2,885,000	2,682,696
Citigroup, Inc., VRN, 3.07%, 2/24/28	1,324,000	1,290,987
Citigroup, Inc., VRN, 3.52%, 10/27/28	2,012,000	1,995,891
JPMorgan Chase & Co., VRN, 1.58%, 4/22/27	2,475,000	2,307,641
US Bancorp, VRN, 2.49%, 11/3/36	3,795,000	3,409,597
Westpac Banking Corp., VRN, 3.02%, 11/18/36	2,106,000	1,874,760
		22,589,615
Capital Markets — 0.5%
Blackstone Private Credit Fund, 2.625%, 12/15/26(2)	2,662,000	2,399,905
Blue Owl Finance LLC, 4.125%, 10/7/51(2)	1,586,000	1,261,723
Deutsche Bank AG, VRN, 2.31%, 11/16/27	3,150,000	2,891,397
FS KKR Capital Corp., 4.25%, 2/14/25(2)	966,000	951,262
FS KKR Capital Corp., 3.125%, 10/12/28	1,815,000	1,621,656
Hercules Capital, Inc., 2.625%, 9/16/26	2,560,000	2,355,216
Main Street Capital Corp., 3.00%, 7/14/26	2,284,000	2,120,678
Morgan Stanley, VRN, 2.48%, 9/16/36	2,620,000	2,250,633
Prospect Capital Corp., 3.44%, 10/15/28	1,212,000	1,037,331
		16,889,801
Consumer Finance — 0.3%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 3.00%, 10/29/28	3,266,000	3,018,202
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 3.40%, 10/29/33	1,500,000	1,347,462
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 3.85%, 10/29/41	841,000	739,882
Avolon Holdings Funding Ltd., 2.53%, 11/18/27(2)	790,000	699,252
Avolon Holdings Funding Ltd., 2.75%, 2/21/28(2)	3,509,000	3,126,624
		8,931,422
Diversified Financial Services — 0.2%
Corebridge Financial, Inc., 3.85%, 4/5/29(2)(3)	2,060,000	2,057,528
PG&E Energy Recovery Funding LLC, 2.82%, 7/15/48	6,700,000	6,023,476
		8,081,004
Diversified Telecommunication Services — 0.1%
Verizon Communications, Inc., 1.75%, 1/20/31	5,515,000	4,816,023
Electric Utilities — 0.2%
Duke Energy Florida LLC, 1.75%, 6/15/30	2,940,000	2,620,740
Duke Energy Progress LLC, 2.00%, 8/15/31	5,000,000	4,479,713
		7,100,453
Equity Real Estate Investment Trusts (REITs) — 0.3%
Broadstone Net Lease LLC, 2.60%, 9/15/31	1,857,000	1,656,757
LXP Industrial Trust, 2.375%, 10/1/31	4,860,000	4,319,338
Phillips Edison Grocery Center Operating Partnership I LP, 2.625%, 11/15/31	1,794,000	1,587,707
Piedmont Operating Partnership LP, 2.75%, 4/1/32	3,182,000	2,840,927
STORE Capital Corp., 2.70%, 12/1/31	1,786,000	1,585,057
		11,989,786
11

		Principal Amount	Value
Household Durables — 0.1%
Safehold Operating Partnership LP, 2.85%, 1/15/32		$3,942,000	$3,482,625
Insurance — 0.2%
Athene Global Funding, 1.99%, 8/19/28(2)		3,871,000	3,406,514
SBL Holdings, Inc., 5.125%, 11/13/26(2)		2,660,000	2,690,926
			6,097,440
Media — 0.2%
Charter Communications Operating LLC / Charter Communications Operating Capital, 5.125%, 7/1/49		1,845,000	1,835,948
Discovery Communications LLC, 4.65%, 5/15/50		2,140,000	2,083,385
Paramount Global, 4.20%, 6/1/29		2,465,000	2,496,377
Paramount Global, 4.375%, 3/15/43		2,605,000	2,486,154
			8,901,864
Oil, Gas and Consumable Fuels — 0.1%
Transcontinental Gas Pipe Line Co. LLC, 3.25%, 5/15/30		1,950,000	1,904,494
Pharmaceuticals†
Viatris, Inc., 4.00%, 6/22/50		666,000	561,701
Real Estate Management and Development†
Ontario Teachers' Cadillac Fairview Properties Trust, 2.50%, 10/15/31(2)		1,667,000	1,527,508
Road and Rail — 0.1%
DAE Funding LLC, 1.55%, 8/1/24(2)		2,198,000	2,077,849
Semiconductors and Semiconductor Equipment — 0.2%
Qorvo, Inc., 4.375%, 10/15/29		3,684,000	3,692,105
Qorvo, Inc., 3.375%, 4/1/31(2)		2,596,000	2,364,761
			6,056,866
Software — 0.1%
Oracle Corp., 3.60%, 4/1/40		3,260,000	2,834,786
Specialty Retail — 0.1%
Lowe's Cos., Inc., 2.625%, 4/1/31		5,000,000	4,692,976
Technology Hardware, Storage and Peripherals — 0.1%
Dell International LLC / EMC Corp., 8.10%, 7/15/36		1,953,000	2,574,659
Wireless Telecommunication Services — 0.1%
Millicom International Cellular SA, 5.125%, 1/15/28(2)		2,970,000	2,963,466
TOTAL CORPORATE BONDS (Cost $140,458,537)			126,839,021
ASSET-BACKED SECURITIES — 2.3%
Blackbird Capital Aircraft, Series 2021-1A, Class A SEQ, 2.44%, 7/15/46(2)		6,793,601	6,220,972
BRE Grand Islander Timeshare Issuer LLC, Series 2017-1A, Class A SEQ, 2.94%, 5/25/29(2)		1,423,961	1,415,556
Cologix Canadian Issuer LP, Series 2022-1CAN, Class A2 SEQ, 4.94%, 1/25/52(2)	CAD	14,050,000	10,867,551
FirstKey Homes Trust, Series 2020-SFR2, Class D, 1.97%, 10/19/37(2)		$9,600,000	8,802,694
Global SC Finance SRL, Series 2021-2A, Class A SEQ, 1.95%, 8/17/41(2)		5,834,378	5,455,447
Goodgreen Trust, Series 2020-1A, Class A SEQ, 2.63%, 4/15/55(2)		6,157,362	5,800,679
Goodgreen Trust, Series 2021-1A, Class A SEQ, 2.66%, 10/15/56(2)		4,066,682	3,822,501
Mosaic Solar Loan Trust, Series 2020-1A, Class A SEQ, 2.10%, 4/20/46(2)		2,452,201	2,322,062
Mosaic Solar Loan Trust, Series 2021-1A, Class A SEQ, 1.51%, 12/20/46(2)		9,881,284	9,076,319
12

	Principal Amount	Value
Progress Residential Trust, Series 2020-SFR1, Class B, 2.03%, 4/17/37(2)	$7,347,000	$6,936,292
Taco Bell Funding LLC, Series 2021-1A, Class A23 SEQ, 2.54%, 8/25/51(2)	4,364,063	3,795,392
Tricon American Homes Trust, Series 2020-SFR2, Class B, 1.83%, 11/17/39(2)	10,800,000	9,660,625
Wendy's Funding LLC, Series 2021-1A, Class A2II SEQ, 2.78%, 6/15/51(2)	6,649,750	5,899,360
TOTAL ASSET-BACKED SECURITIES (Cost $86,317,889)		80,075,450
COLLATERALIZED LOAN OBLIGATIONS — 1.7%
BlueMountain CLO Ltd., Series 2016-2A, Class BR2, VRN, 2.73%, (3-month LIBOR plus 2.25%), 8/20/32(2)	3,125,000	3,094,442
Dryden CLO Ltd., Series 2019-72A, Class CR, VRN, 2.36%, (3-month LIBOR plus 1.85%), 5/15/32(2)	8,450,000	8,309,563
Dryden Senior Loan Fund, Series 2016-43A, Class B2R2, 3.09%, 4/20/34(2)	5,000,000	4,976,139
Elmwood CLO IV Ltd., Series 2020-1A, Class B, VRN, 1.94%, (3-month LIBOR plus 1.70%), 4/15/33(2)	9,500,000	9,433,636
Marathon Clo Ltd., Series 2021-17A, Class B1, VRN, 2.89%, (3-month LIBOR plus 2.68%), 1/20/35(2)	7,575,000	7,550,403
MF1 Ltd., Series 2021-FL7, Class AS, VRN, 1.88%, (1-month LIBOR plus 1.45%), 10/16/36(2)	9,067,000	8,828,342
Rockford Tower CLO Ltd., Series 2020-1A, Class B, VRN, 2.05%, (3-month LIBOR plus 1.80%), 1/20/32(2)	10,000,000	9,960,036
THL Credit Wind River Clo Ltd., Series 2019-3A, Class CR, VRN, 2.44%, (3-month LIBOR plus 2.20%), 4/15/31(2)	6,050,000	5,996,325
Treman Park CLO Ltd., Series 2015-1A, Class ARR, VRN, 1.32%, (3-month LIBOR plus 1.07%), 10/20/28(2)	2,578,965	2,573,642
TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost $61,280,985)		60,722,528
COMMERCIAL MORTGAGE-BACKED SECURITIES — 1.4%
BX Commercial Mortgage Trust, Series 2020-VIV2, Class C, VRN, 3.54%, 3/9/44(2)	7,950,000	7,299,241
BX Commercial Mortgage Trust, Series 2020-VIVA, Class D, VRN, 3.55%, 3/11/44(2)	9,100,000	8,196,611
BX Commercial Mortgage Trust, Series 2021-VOLT, Class E, VRN, 2.40%, (1-month LIBOR plus 2.00%), 9/15/36(2)	9,200,000	8,876,270
BX Trust , Series 2019-OC11, Class A SEQ, 3.20%, 12/9/41(2)	13,875,000	13,423,877
OPG Trust, Series 2021-PORT, Class E, VRN, 1.93%, (1-month LIBOR plus 1.53%), 10/15/36(2)	12,090,000	11,485,079
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $53,883,067)		49,281,078
COLLATERALIZED MORTGAGE OBLIGATIONS — 0.8%
Private Sponsor Collateralized Mortgage Obligations — 0.8%
ABN Amro Mortgage Corp., Series 2003-4, Class A4, 5.50%, 3/25/33	112,021	109,395
Angel Oak Mortgage Trust, Series 2019-4, Class A3 SEQ, VRN, 3.30%, 7/26/49(2)	679,215	679,174
Arroyo Mortgage Trust, Series 2021-1R, Class A2 SEQ, VRN, 1.48%, 10/25/48(2)	3,321,687	3,174,548
Arroyo Mortgage Trust, Series 2021-1R, Class A3 SEQ, VRN, 1.64%, 10/25/48(2)	2,646,969	2,535,489
Bellemeade Re Ltd., Series 2021-3A, Class M1A, VRN, 1.10%, (30-day average SOFR plus 1.00%), 9/25/31(2)	4,525,000	4,486,779
Cendant Mort Capital LLC, Series 2003-6, Class A3, 5.25%, 7/25/33	787,418	777,733
Citigroup Mortgage Loan Trust, Series 2019-IMC1, Class A1, VRN, 2.72%, 7/25/49(2)	1,398,750	1,386,280
13

	Principal Amount	Value
Credit Suisse Mortgage Trust, Series 2015-WIN1, Class A10, VRN, 3.50%, 12/25/44(2)	$1,356,013	$1,333,967
Credit Suisse Mortgage Trust, Series 2021-NQM6, Class A3 SEQ, VRN, 1.59%, 7/25/66(2)	7,376,648	6,991,353
Imperial Fund Mortgage Trust, Series 2021-NQM1, Class A3 SEQ, VRN, 1.62%, 6/25/56(2)	3,397,317	3,209,763
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 3A7, VRN, 2.76%, 11/21/34	27,606	27,559
Verus Securitization Trust, Series 2021-5, Class A3, VRN, 1.37%, 9/25/66(2)	3,621,715	3,350,013
WaMu Mortgage Pass-Through Certificates, Series 2003-S11, Class 3A5, 5.95%, 11/25/33	382,756	379,152
		28,441,205
U.S. Government Agency Collateralized Mortgage Obligations†
FHLMC, Series 2015-HQ2, Class M3, VRN, 3.71%, (1-month LIBOR plus 3.25%), 5/25/25	1,206,420	1,207,065
FNMA, Series 2014-C02, Class 2M2, VRN, 3.06%, (1-month LIBOR plus 2.60%), 5/25/24	313,240	313,060
		1,520,125
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $31,216,530)		29,961,330
SHORT-TERM INVESTMENTS — 7.1%
Commercial Paper(4) — 5.2%
Bennington Stark Capital Co. LLC, 0.36%, 4/6/22(2)	20,000,000	19,998,920
Chesham Finance Ltd. / Chesham Finance LLC, 0.32%, 4/1/22(2)	15,000,000	14,999,873
Chesham Finance Ltd. / Chesham Finance LLC, 0.32%, 4/1/22(2)	25,000,000	24,999,787
Credit Agricole Corporate and Investment Bank, 0.31%, 4/1/22(2)	25,000,000	24,999,781
Landesbank Baden-Wuerttemberg, 0.32%, 4/1/22(2)	100,000,000	99,999,114
		184,997,475
Discount Notes — 0.6%
Federal Home Loan Bank Discount Notes, 0.12%, 4/7/22(4)	20,000,000	19,999,467
Repurchase Agreements — 1.3%
BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 3.125% - 3.625%, 2/15/43 - 8/15/43, valued at $4,340,665), in a joint trading account at 0.26%, dated 3/31/22, due 4/1/22 (Delivery value $4,254,781)		4,254,750
Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.875%, 5/15/43, valued at $43,400,054), at 0.25%, dated 3/31/22, due 4/1/22 (Delivery value $42,549,295)		42,549,000
		46,803,750
TOTAL SHORT-TERM INVESTMENTS (Cost $251,802,378)		251,800,692
TOTAL INVESTMENT SECURITIES — 99.7% (Cost $3,420,179,434)		3,536,709,926
OTHER ASSETS AND LIABILITIES — 0.3%		9,355,429
TOTAL NET ASSETS — 100.0%		$3,546,065,355

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	10,996,888	CAD	14,044,676	UBS AG	6/15/22	$(235,420)

14

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
U.S. Treasury 5-Year Notes	1,104	June 2022	$126,615,000	$(2,802,887)
U.S. Treasury Long Bonds	152	June 2022	22,809,500	(724,734)
U.S. Treasury Ultra Bonds	108	June 2022	19,129,500	(527,117)
			$168,554,000	$(4,054,738)
^Amount represents value and unrealized appreciation (depreciation).

FUTURES CONTRACTS SOLD
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
U.S. Treasury 10-Year Notes	299	June 2022	$36,739,625	$(12,802)
^Amount represents value and unrealized appreciation (depreciation).

CENTRALLY CLEARED TOTAL RETURN SWAP AGREEMENTS
Floating Rate Index	Pay/Receive Floating Rate Index at Termination	Fixed Rate	Termination Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value
CPURNSA	Receive	2.29%	1/25/24	$50,000,000	$670	$4,813,130	$4,813,800
CPURNSA	Receive	2.27%	1/26/24	$35,000,000	619	3,386,718	3,387,337
CPURNSA	Receive	1.62%	10/17/24	$27,000,000	(719)	3,474,969	3,474,250
CPURNSA	Receive	2.26%	2/1/25	$30,000,000	683	3,188,821	3,189,504
CPURNSA	Receive	1.45%	3/5/25	$39,000,000	(738)	5,415,504	5,414,766
CPURNSA	Receive	1.08%	6/4/25	$4,000,000	525	669,171	669,696
CPURNSA	Receive	1.85%	8/26/25	$14,000,000	586	1,960,490	1,961,076
CPURNSA	Receive	2.24%	1/11/26	$30,000,000	683	3,424,705	3,425,388
CPURNSA	Receive	2.24%	1/12/26	$50,000,000	805	5,692,330	5,693,135
CPURNSA	Receive	2.22%	1/19/26	$50,000,000	804	5,745,074	5,745,878
CPURNSA	Receive	2.33%	2/2/26	$17,000,000	604	1,857,337	1,857,941
CPURNSA	Receive	2.29%	2/2/26	$50,000,000	805	5,571,582	5,572,387
CPURNSA	Receive	2.30%	2/24/26	$12,000,000	573	1,315,823	1,316,396
CPURNSA	Receive	2.30%	2/24/26	$45,000,000	774	4,935,712	4,936,486
CPURNSA	Receive	2.29%	2/24/26	$13,000,000	580	1,432,840	1,433,420
CPURNSA	Receive	1.86%	6/20/29	$25,000,000	(775)	4,088,503	4,087,728
CPURNSA	Receive	1.98%	8/1/29	$32,000,000	(846)	4,827,317	4,826,471
CPURNSA	Receive	1.79%	10/16/29	$17,500,000	(714)	3,016,223	3,015,509
CPURNSA	Receive	1.80%	10/21/29	$24,500,000	(765)	4,214,943	4,214,178
CPURNSA	Receive	1.88%	11/21/29	$22,000,000	(737)	3,628,999	3,628,262
CPURNSA	Receive	1.87%	11/25/29	$4,000,000	(543)	664,902	664,359
CPURNSA	Receive	1.29%	5/19/30	$4,500,000	549	1,021,864	1,022,413
CPURNSA	Receive	1.47%	6/5/30	$10,000,000	608	2,152,703	2,153,311
CPURNSA	Receive	1.92%	8/26/30	$25,000,000	770	4,524,283	4,525,053
CPURNSA	Receive	2.14%	12/16/30	$7,000,000	576	1,066,603	1,067,179
					$5,377	$82,090,546	$82,095,923

15

TOTAL RETURN SWAP AGREEMENTS
Counterparty	Floating Rate Index	Pay/Receive Floating Rate Index at Termination	Fixed Rate	Termination Date	Notional Amount	Value*
Bank of America N.A.	CPURNSA	Receive	2.67%	4/1/22	$4,500,000	$(334,952)
Bank of America N.A.	CPURNSA	Receive	2.53%	8/19/24	$11,000,000	266,879
Barclays Bank plc	CPURNSA	Receive	2.59%	7/23/24	$16,300,000	272,470
Barclays Bank plc	CPURNSA	Receive	2.36%	9/29/24	$10,000,000	460,705
Barclays Bank plc	CPURNSA	Receive	2.31%	9/30/24	$15,000,000	784,718
Barclays Bank plc	CPURNSA	Receive	2.90%	12/21/27	$19,200,000	(2,330,723)
Barclays Bank plc	CPURNSA	Receive	2.78%	7/2/44	$15,000,000	(881,774)
						$(1,762,677)
*Amount represents value and unrealized appreciation (depreciation).

NOTES TO SCHEDULE OF INVESTMENTS
CAD	-	Canadian Dollar
CPURNSA	-	U.S. Consumer Price Index Urban Consumers Not Seasonally Adjusted Index
FHLMC	-	Federal Home Loan Mortgage Corporation
FNMA	-	Federal National Mortgage Association
LIBOR	-	London Interbank Offered Rate
SEQ	-	Sequential Payer
SOFR	-	Secured Overnight Financing Rate
USD	-	United States Dollar
VRN	-	Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The security's effective maturity date may be shorter than the final maturity date shown.
†Category is less than 0.05% of total net assets.
(1)Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on forward foreign currency exchange contracts, futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $26,928,595.
(2)Security was purchased pursuant to Rule 144A or Section 4(2) under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $433,179,935, which represented 12.2% of total net assets.
(3)When-issued security. The issue price and yield are fixed on the date of the commitment, but payment and delivery are scheduled for a future date.
(4)The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.

16

Statement of Assets and Liabilities

MARCH 31, 2022
Assets
Investment securities, at value (cost of $3,420,179,434)	$3,536,709,926
Receivable for investments sold	7,575,718
Receivable for capital shares sold	8,238,551
Receivable for variation margin on futures contracts	352,194
Swap agreements, at value	1,784,772
Interest receivable	5,587,604
3,560,248,765

Liabilities
Disbursements in excess of demand deposit cash	4,425,347
Payable for investments purchased	2,058,126
Payable for capital shares redeemed	2,256,195
Payable for variation margin on swap agreements	789,680
Unrealized depreciation on forward foreign currency exchange contracts	235,420
Swap agreements, at value	3,547,449
Accrued management fees	814,548
Distribution and service fees payable	56,645
14,183,410

Net Assets	$3,546,065,355

Net Assets Consist of:
Capital paid in	$3,291,411,261
Distributable earnings	254,654,094
$3,546,065,355

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$1,053,463,538	84,075,003	$12.53
I Class	$497,514,303	39,758,003	$12.51
Y Class	$63,634,134	5,083,679	$12.52
A Class	$130,020,845	10,408,026	$12.49*
C Class	$12,995,977	1,043,018	$12.46
R Class	$41,154,644	3,280,286	$12.55
R5 Class	$293,867,081	23,474,907	$12.52
R6 Class	$554,323,643	44,299,299	$12.51
G Class	$899,091,190	71,768,300	$12.53
*Maximum offering price $13.08 (net asset value divided by 0.955).

See Notes to Financial Statements.

17

Statement of Operations

YEAR ENDED MARCH 31, 2022
Investment Income (Loss)
Income:
Interest	$206,286,020

Expenses:
Management fees	11,253,559
Distribution and service fees:
A Class	374,509
C Class	104,796
R Class	170,623
Trustees' fees and expenses	222,971
Other expenses	33,326
12,159,784
Fees waived - G Class	(2,061,088)
10,098,696

Net investment income (loss)	196,187,324

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	51,101,620
Forward foreign currency exchange contract transactions	818,763
Futures contract transactions	(7,993,395)
Foreign currency translation transactions	(37,657)
43,889,331

Change in net unrealized appreciation (depreciation) on:
Investments	(139,370,389)
Forward foreign currency exchange contracts	(256,477)
Futures contracts	(4,141,825)
Swap agreements	73,013,398
Translation of assets and liabilities in foreign currencies	(10,906)
(70,766,199)

Net realized and unrealized gain (loss)	(26,876,868)

Net Increase (Decrease) in Net Assets Resulting from Operations	$169,310,456

See Notes to Financial Statements.

18

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2022 AND MARCH 31, 2021
Increase (Decrease) in Net Assets	March 31, 2022	March 31, 2021
Operations
Net investment income (loss)	$196,187,324	$46,749,009
Net realized gain (loss)	43,889,331	10,745,248
Change in net unrealized appreciation (depreciation)	(70,766,199)	156,820,582
Net increase (decrease) in net assets resulting from operations	169,310,456	214,314,839

Distributions to Shareholders
From earnings:
Investor Class	(45,635,092)	(11,369,297)
I Class	(21,065,243)	(3,324,252)
Y Class	(2,881,712)	(499,494)
A Class	(6,072,288)	(1,420,414)
C Class	(397,630)	(36,749)
R Class	(1,420,127)	(186,991)
R5 Class	(13,701,223)	(3,880,599)
R6 Class	(26,557,630)	(5,209,460)
G Class	(47,793,931)	(9,903,598)
Decrease in net assets from distributions	(165,524,876)	(35,830,854)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	222,254,029	790,076,884

Net increase (decrease) in net assets	226,039,609	968,560,869

Net Assets
Beginning of period	3,320,025,746	2,351,464,877
End of period	$3,546,065,355	$3,320,025,746

See Notes to Financial Statements.

19

Notes to Financial Statements

MARCH 31, 2022

1. Organization

American Century Government Income Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Inflation-Adjusted Bond Fund (the fund) is one fund in a series issued by the trust. The fund’s investment objective is to seek to provide total return and inflation protection consistent with investment in inflation-indexed securities.

The fund offers the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class, R6 Class and G Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities, convertible bonds, municipal securities, and sovereign governments and agencies are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Collateralized loan obligations are valued based on discounted cash flow models that consider trade and economic data, prepayment assumptions and default projections. Commercial paper is valued using a curve-based approach that considers money market rates for specific instruments, programs, currencies and maturity points from a variety of active market makers. Fixed income securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

20

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

21

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly, but may be paid less frequently. Distributions from net realized gains, if any, are generally declared and paid annually. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 21% of the shares of the fund.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all funds in the American Century Investments family of funds that have the same investment advisor and distributor as the fund. For purposes of determining the Investment Category Fee and Complex Fee, the assets of funds managed by the investment advisor that invest exclusively in the shares of other funds (funds of funds) are not included. The investment advisor agreed to waive the G Class's management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Trustees.

The Investment Category Fee range, the Complex Fee range and the effective annual management fee for each class for the period ended March 31, 2022 are as follows:

	Investment Category Fee Range	Complex Fee Range	Effective Annual Management Fee
Investor Class	0.1625% to 0.2800%	0.2500% to 0.3100%	0.45%
I Class		0.1500% to 0.2100%	0.35%
Y Class		0.0500% to 0.1100%	0.25%
A Class		0.2500% to 0.3100%	0.45%
C Class		0.2500% to 0.3100%	0.45%
R Class		0.2500% to 0.3100%	0.45%
R5 Class		0.0500% to 0.1100%	0.25%
R6 Class		0.0000% to 0.0600%	0.20%
G Class		0.0000% to 0.0600%	0.00%(1)
(1)Effective annual management fee before waiver was 0.20%.

22

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended March 31, 2022 are detailed in the Statement of Operations.

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the period ended March 31, 2022 totaled $1,050,718,853, of which $556,221,173 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the period ended March 31, 2022 totaled $1,131,781,127, of which $577,101,007 represented U.S. Treasury and Government Agency obligations.

23

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2022		Year ended March 31, 2021
	Shares	Amount	Shares	Amount
Investor Class
Sold	19,585,072	$252,068,972	17,580,459	$217,220,089
Issued in reinvestment of distributions	3,498,506	44,555,754	908,364	10,961,502
Redeemed	(16,314,387)	(209,594,393)	(21,138,631)	(260,071,645)
	6,769,191	87,030,333	(2,649,808)	(31,890,054)
I Class
Sold	19,067,651	244,587,613	19,913,093	246,406,746
Issued in reinvestment of distributions	1,407,426	17,897,701	232,236	2,815,549
Redeemed	(11,215,036)	(143,319,900)	(7,134,303)	(87,640,903)
	9,260,041	119,165,414	13,011,026	161,581,392
Y Class
Sold	1,297,999	16,677,883	1,922,528	23,798,872
Issued in reinvestment of distributions	226,617	2,881,575	41,200	499,494
Redeemed	(669,595)	(8,595,475)	(165,585)	(2,039,040)
	855,021	10,963,983	1,798,143	22,259,326
A Class
Sold	4,876,457	62,752,360	5,997,847	74,034,416
Issued in reinvestment of distributions	276,472	3,512,709	65,108	780,289
Redeemed	(7,243,540)	(93,423,971)	(6,345,294)	(77,988,724)
	(2,090,611)	(27,158,902)	(282,339)	(3,174,019)
C Class
Sold	611,499	7,872,052	348,850	4,331,714
Issued in reinvestment of distributions	15,529	197,232	2,089	24,986
Redeemed	(203,507)	(2,600,349)	(346,416)	(4,264,090)
	423,521	5,468,935	4,523	92,610
R Class
Sold	1,780,579	22,894,277	1,087,226	13,450,485
Issued in reinvestment of distributions	110,014	1,404,763	14,237	170,703
Redeemed	(880,548)	(11,268,348)	(867,867)	(10,714,049)
	1,010,045	13,030,692	233,596	2,907,139
R5 Class
Sold	8,584,415	110,305,593	10,681,785	132,411,353
Issued in reinvestment of distributions	1,010,991	12,854,876	302,973	3,665,312
Redeemed	(10,609,816)	(135,438,803)	(10,043,822)	(123,831,723)
	(1,014,410)	(12,278,334)	940,936	12,244,942
R6 Class
Sold	24,205,857	309,841,376	18,570,245	229,271,709
Issued in reinvestment of distributions	1,700,924	21,624,528	352,122	4,265,776
Redeemed	(18,035,861)	(228,777,016)	(8,627,627)	(106,574,158)
	7,870,920	102,688,888	10,294,740	126,963,327
G Class
Sold	6,761,789	87,148,657	41,693,076	518,084,106
Issued in reinvestment of distributions	3,759,428	47,793,931	810,897	9,903,598
Redeemed	(16,289,367)	(211,599,568)	(2,323,884)	(28,895,483)
	(5,768,150)	(76,656,980)	40,180,089	499,092,221
Net increase (decrease)	17,315,568	$222,254,029	63,530,906	$790,076,884

24

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
U.S. Treasury Securities	—	$2,938,029,827	—
Corporate Bonds	—	126,839,021	—
Asset-Backed Securities	—	80,075,450	—
Collateralized Loan Obligations	—	60,722,528	—
Commercial Mortgage-Backed Securities	—	49,281,078	—
Collateralized Mortgage Obligations	—	29,961,330	—
Short-Term Investments	—	251,800,692	—
	—	$3,536,709,926	—
Other Financial Instruments
Swap Agreements	—	$83,880,695	—

Liabilities
Other Financial Instruments
Futures Contracts	$4,067,540	—	—
Swap Agreements	—	$3,547,449	—
Forward Foreign Currency Exchange Contracts	—	235,420	—
	$4,067,540	$3,782,869	—

25

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations or to gain exposure to the fluctuations in the value of foreign currencies. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon settlement of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $91,104,772.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average notional exposure to interest rate risk derivative instruments held during the period was $142,454,512 futures contracts purchased and $62,019,896 futures contracts sold.

Other Contracts — A fund may enter into total return swap agreements in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets or gain exposure to certain markets in the most economical way possible. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments, including inflationary risk. The fund's average notional amount held during the period was $728,500,000.
26

Value of Derivative Instruments as of March 31, 2022

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	—	Unrealized depreciation on forward foreign currency exchange contracts	$235,420
Interest Rate Risk	Receivable for variation margin on futures contracts*	$352,194	Payable for variation margin on futures contracts*	—
Other Contracts	Receivable for variation margin on swap agreements*	—	Payable for variation margin on swap agreements*	789,680
Other Contracts	Swap agreements	1,784,772	Swap agreements	3,547,449
		$2,136,966		$4,572,549
*Included in the unrealized appreciation (depreciation) on futures contracts or centrally cleared swap agreements, as applicable, as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2022

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Foreign Currency Risk	Net realized gain (loss) on forward foreign currency exchange contract transactions	$818,763	Change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	$(256,477)
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	(7,993,395)	Change in net unrealized appreciation (depreciation) on futures contracts	(4,141,825)
Other Contracts	Net realized gain (loss) on swap agreement transactions	—	Change in net unrealized appreciation (depreciation) on swap agreements	73,013,398
		$(7,174,632)		$68,615,096

8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

The fund may invest in instruments that have variable or floating coupon rates based on the London Interbank Offered Rate (LIBOR). LIBOR is a benchmark interest rate intended to be representative of the rate at which certain major international banks lend to one another over short-terms. Financial institutions have started the process of phasing out LIBOR and the transition process to a replacement rate may lead to increased volatility or illiquidity in markets for instruments that rely on LIBOR. This could result in a change to the value of such instruments or a change in the cost of temporary borrowing for the fund.

9. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2022 and March 31, 2021 were as follows:

	2022	2021
Distributions Paid From
Ordinary income	$165,524,876	$35,830,854
Long-term capital gains	—	—

27

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$3,421,137,579
Gross tax appreciation of investments	$163,961,103
Gross tax depreciation of investments	(48,388,756)
Net tax appreciation (depreciation) of investments	115,572,347
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	80,327,878
Net tax appreciation (depreciation)	$195,900,225
Other book-to-tax adjustments	$(5,340,992)
Undistributed ordinary income	$65,101,089
Accumulated short-term capital losses	$(1,006,228)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization for tax purposes of unrealized gains (losses) on futures contracts. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.
28

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2022	$12.49	0.68	(0.06)	0.62	(0.58)	$12.53	4.89%	0.46%	0.46%	5.30%	5.30%	30%	$1,053,464
2021	$11.63	0.17	0.84	1.01	(0.15)	$12.49	8.70%	0.47%	0.47%	1.46%	1.46%	22%	$965,896
2020	$11.39	0.32	0.20	0.52	(0.28)	$11.63	4.62%	0.47%	0.47%	2.70%	2.70%	24%	$929,682
2019	$11.54	0.24	(0.06)	0.18	(0.33)	$11.39	1.63%	0.47%	0.47%	2.17%	2.17%	21%	$1,101,609
2018	$11.70	0.27	(0.18)	0.09	(0.25)	$11.54	0.80%	0.47%	0.47%	2.34%	2.34%	23%	$1,326,980
I Class
2022	$12.48	0.69	(0.07)	0.62	(0.59)	$12.51	4.92%	0.36%	0.36%	5.40%	5.40%	30%	$497,514
2021	$11.61	0.20	0.83	1.03	(0.16)	$12.48	8.91%	0.37%	0.37%	1.56%	1.56%	22%	$380,580
2020	$11.38	0.31	0.22	0.53	(0.30)	$11.61	4.64%	0.37%	0.37%	2.80%	2.80%	24%	$203,093
2019	$11.53	0.29	(0.10)	0.19	(0.34)	$11.38	1.73%	0.37%	0.37%	2.27%	2.27%	21%	$149,791
2018(3)	$11.69	0.29	(0.19)	0.10	(0.26)	$11.53	0.87%	0.37%(4)	0.37%(4)	2.55%(4)	2.55%(4)	23%(5)	$293,697

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Y Class
2022	$12.48	0.71	(0.07)	0.64	(0.60)	$12.52	5.10%	0.26%	0.26%	5.50%	5.50%	30%	$63,634
2021	$11.62	0.21	0.82	1.03	(0.17)	$12.48	8.93%	0.27%	0.27%	1.66%	1.66%	22%	$52,784
2020	$11.38	0.30	0.25	0.55	(0.31)	$11.62	4.84%	0.27%	0.27%	2.90%	2.90%	24%	$28,234
2019	$11.53	0.25	(0.05)	0.20	(0.35)	$11.38	1.83%	0.27%	0.27%	2.37%	2.37%	21%	$13,802
2018(3)	$11.69	0.30	(0.19)	0.11	(0.27)	$11.53	0.95%	0.27%(4)	0.27%(4)	2.64%(4)	2.64%(4)	23%(5)	$566
A Class
2022	$12.46	0.66	(0.09)	0.57	(0.54)	$12.49	4.55%	0.71%	0.71%	5.05%	5.05%	30%	$130,021
2021	$11.59	0.14	0.85	0.99	(0.12)	$12.46	8.55%	0.72%	0.72%	1.21%	1.21%	22%	$155,704
2020	$11.36	0.29	0.19	0.48	(0.25)	$11.59	4.28%	0.72%	0.72%	2.45%	2.45%	24%	$148,184
2019	$11.50	0.22	(0.06)	0.16	(0.30)	$11.36	1.46%	0.72%	0.72%	1.92%	1.92%	21%	$153,652
2018	$11.67	0.24	(0.19)	0.05	(0.22)	$11.50	0.46%	0.72%	0.72%	2.09%	2.09%	23%	$205,059
C Class
2022	$12.43	0.54	(0.06)	0.48	(0.45)	$12.46	3.77%	1.46%	1.46%	4.30%	4.30%	30%	$12,996
2021	$11.60	0.05	0.84	0.89	(0.06)	$12.43	7.73%	1.47%	1.47%	0.46%	0.46%	22%	$7,698
2020	$11.36	0.21	0.20	0.41	(0.17)	$11.60	3.49%	1.47%	1.47%	1.70%	1.70%	24%	$7,134
2019	$11.51	0.14	(0.07)	0.07	(0.22)	$11.36	0.70%	1.47%	1.47%	1.17%	1.17%	21%	$11,407
2018	$11.68	0.16	(0.19)	(0.03)	(0.14)	$11.51	(0.29)%	1.47%	1.47%	1.34%	1.34%	23%	$14,674

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R Class
2022	$12.51	0.61	(0.06)	0.55	(0.51)	$12.55	4.35%	0.96%	0.96%	4.80%	4.80%	30%	$41,155
2021	$11.65	0.11	0.84	0.95	(0.09)	$12.51	8.20%	0.97%	0.97%	0.96%	0.96%	22%	$28,398
2020	$11.41	0.26	0.21	0.47	(0.23)	$11.65	4.09%	0.97%	0.97%	2.20%	2.20%	24%	$23,721
2019	$11.55	0.17	(0.04)	0.13	(0.27)	$11.41	1.20%	0.97%	0.97%	1.67%	1.67%	21%	$26,748
2018	$11.72	0.22	(0.20)	0.02	(0.19)	$11.55	0.21%	0.97%	0.97%	1.84%	1.84%	23%	$27,016
R5 Class
2022	$12.48	0.71	(0.07)	0.64	(0.60)	$12.52	5.10%	0.26%	0.26%	5.50%	5.50%	30%	$293,867
2021	$11.62	0.20	0.83	1.03	(0.17)	$12.48	8.93%	0.27%	0.27%	1.66%	1.66%	22%	$305,728
2020	$11.38	0.34	0.21	0.55	(0.31)	$11.62	4.84%	0.27%	0.27%	2.90%	2.90%	24%	$273,591
2019	$11.53	0.28	(0.08)	0.20	(0.35)	$11.38	1.83%	0.27%	0.27%	2.37%	2.37%	21%	$327,939
2018	$11.69	0.29	(0.17)	0.12	(0.28)	$11.53	0.92%	0.27%	0.27%	2.54%	2.54%	23%	$445,988
R6 Class
2022	$12.48	0.71	(0.07)	0.64	(0.61)	$12.51	5.07%	0.21%	0.21%	5.55%	5.55%	30%	$554,324
2021	$11.61	0.21	0.84	1.05	(0.18)	$12.48	9.08%	0.22%	0.22%	1.71%	1.71%	22%	$454,592
2020	$11.38	0.33	0.21	0.54	(0.31)	$11.61	4.80%	0.22%	0.22%	2.95%	2.95%	24%	$303,503
2019	$11.52	0.26	(0.04)	0.22	(0.36)	$11.38	1.98%	0.22%	0.22%	2.42%	2.42%	21%	$238,545
2018(6)	$11.55	0.20	(0.11)	0.09	(0.12)	$11.52	0.74%	0.22%(4)	0.22%(4)	2.56%(4)	2.56%(4)	23%(5)	$107,331

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
G Class
2022	$12.49	0.74	(0.07)	0.67	(0.63)	$12.53	5.37%	0.01%	0.21%	5.75%	5.55%	30%	$899,091
2021	$11.63	0.26	0.80	1.06	(0.20)	$12.49	9.20%	0.01%	0.22%	1.92%	1.71%	22%	$968,646
2020	$11.39	0.37	0.21	0.58	(0.34)	$11.63	5.11%	0.01%	0.22%	3.16%	2.95%	24%	$434,322
2019	$11.53	0.30	(0.06)	0.24	(0.38)	$11.39	2.19%	0.01%	0.22%	2.63%	2.42%	21%	$529,604
2018(6)	$11.55	0.22	(0.12)	0.10	(0.12)	$11.53	0.88%	0.01%(4)	0.22%(4)	2.80%(4)	2.59%(4)	23%(5)	$639,280

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)April 10, 2017 (commencement of sale) through March 31, 2018.
(4)Annualized.
(5)Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2018.
(6)July 28, 2017 (commencement of sale) through March 31, 2018.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of American Century Government Income Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Inflation-Adjusted Bond Fund (the “Fund”), one of the funds constituting the American Century Government Income Trust, as of March 31, 2022, the related statement of operations, statement of changes in net assets, and financial highlights for the year then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Inflation-Adjusted Bond Fund of the American Century Government Income Trust as of March 31, 2022, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America. The statement of changes in net assets for the year ended March 31, 2021 and the financial highlights for each of the four years in the period ended March 31, 2021 were audited by other auditors, whose report, dated May 18, 2021, expressed an unqualified opinion on such statement of changes in net assets and financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
May 16, 2022

We have served as the auditor of one or more American Century investment companies since 1997.

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Jonathan S. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Jeremy I. Bulow, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Jonathan S. Thomas is 3945 Freedom Circle, Suite #800, Santa Clara, California 95054. The mailing address for Jonathan S. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee and Board Chair	Since 2011 (Board Chair since 2022)	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	38	Kirby Corporation; Nabors Industries, Ltd.; CYS Investments, Inc.(2012-2017)
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	78	None
Jennifer Cabalquinto (1968)	Trustee	Since 2021	Chief Financial Officer, 2K (interactive entertainment) (2021 to present); Special Advisor, GSW Sports, LLC (2020 to 2021); Chief Financial Officer, GSW Sports, LLC (2013 to 2020)	38	Sabio Holdings, Inc.
Anne Casscells (1958)	Trustee	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to 2017)	38	None

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Jonathan D. Levin (1972)	Trustee	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present)	38	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	38	None
John B. Shoven (1947)	Trustee	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present, emeritus since 2019)	38	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	146	None
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Senior Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present); Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Trustees (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by the Program Administrator, including members of ACIM’s Investment Oversight Committee who are members of the ACIM’s Investment Management and Global Analytics departments.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of certain Fund’s investments is supported by a third-party liquidity assessment vendor.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period January 1, 2021 through December 31, 2021. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting American Century Investments’ website at americancentury.com/proxy. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These portfolio holdings are available on the fund's website at americancentury.com and, upon request, by calling 1-800-345-2021. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund utilized earnings and profits of $8,360,854 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

Notes

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Government Income Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2022 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92277 2205

Annual Report

March 31, 2022

Short-Term Government Fund
Investor Class (TWUSX)
I Class (ASGHX)
A Class (TWAVX)
C Class (TWACX)
R Class (TWARX)
R5 Class (TWUOX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2022. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.

Soaring Inflation, Escalating Volatility Led to Mixed Results for Stocks and Bonds

Upbeat economic and earnings data and continued Federal Reserve (Fed) support generally buoyed stock returns for most of the reporting period. Despite periodic outbreaks of COVID-19, the worst of the virus appeared over in the U.S., and pre-pandemic activities gradually resumed. Bonds delivered solid gains in the first half of the period before a Fed policy pivot triggered a drastic sentiment shift in fixed-income markets.

Early in the period, inflation began a steady upward march. Initially, the Fed was unfazed, viewing the price hikes as a temporary economic consequence of recovering from the pandemic. But by late 2021, inflation was surging toward multidecade highs, prompting the Fed to adopt a more hawkish strategy.

Policymakers announced an abrupt end to bond buying followed by a March rate hike, the first since 2018. At period-end, market indicators reflected expectations for more aggressive Fed rate hikes along with balance sheet cuts to tame inflation.

In addition to an 8.5% annual inflation rate and a hawkish Fed, Russia’s invasion of Ukraine further rattled investors in early 2022. Stocks declined sharply amid the unrest, but strong performance earlier in the fiscal year left most U.S. indices with solid 12-month gains. For bonds, declines in the second half of the reporting period overwhelmed earlier gains, and most U.S. fixed-income indices retreated for the 12 months overall.

Staying Focused in Uncertain Times

We expect market volatility to linger amid elevated inflation and tighter Fed policy. In addition, Russia’s invasion of Ukraine has led to a devastating humanitarian crisis and further complicated a tense geopolitical backdrop. We will continue to monitor the evolving situation and its implications for our clients and our investment exposure.

We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable and volatile markets, and we’re confident we will continue to meet prevailing challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
2

Performance

Total Returns as of March 31, 2022
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWUSX	-2.61%	0.98%	0.59%	—	12/15/82
Bloomberg U.S. 1-3 Year Government Bond Index	—	-3.03%	1.05%	0.85%	—	—
I Class	ASGHX	-2.51%	—	—	1.06%	4/10/17
A Class	TWAVX					7/8/98
No sales charge		-2.78%	0.73%	0.34%	—
With sales charge		-5.00%	0.27%	0.12%	—
C Class	TWACX	-3.62%	-0.04%	-0.41%	—	3/1/10
R Class	TWARX	-3.04%	0.48%	0.09%	—	3/1/10
R5 Class	TWUOX	-2.41%	1.16%	0.79%	—	3/1/10
Average annual returns since inception are presented when ten years of performance history is not available.

C Class shares will automatically convert to A Class shares after being held for approximately eight years. C Class average annual returns do not reflect this conversion.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 2.25% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
3

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2012
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2022
Investor Class — $10,603

Bloomberg U.S. 1-3 Year Government Bond Index — $10,885

Total Annual Fund Operating Expenses
Investor Class	I Class	A Class	C Class	R Class	R5 Class
0.55%	0.45%	0.80%	1.55%	1.05%	0.35%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
4

Portfolio Commentary

Portfolio Managers: Bob Gahagan, Peter Van Gelderen, Dan Shiffman and Jim Platz

In August 2021, Peter Van Gelderen joined the fund’s portfolio management team, and Hando Aguilar left the team. Brian Howell also left the fund’s portfolio management team in August 2021, ahead of his December 2021 retirement from American Century Investments.

Performance Summary

Short-Term Government returned -2.61%* for the 12 months ended March 31, 2022. By comparison, the Bloomberg U.S. 1-3 Year Government Bond Index returned -3.03%. Fund returns reflect operating expenses, while index returns do not.

Inflation and changing Federal Reserve (Fed) policy dominated the reporting period. Inflation started the period well above the Fed’s longtime 2% target and didn’t let up. Persistent supply chain challenges, surging demand, soaring oil and commodity prices, labor shortages and fiscal policy contributed to spiking prices.

Fed policy generally remained dovish until late 2021, as inflation continued to rise. Until then, policymakers insisted rising prices would be transitory. The Fed accelerated the tapering of its bond-buying program and in March 2022 finally hiked interest rates just as inflation was revisiting 40-year highs.

The U.S. economy expanded at a healthy clip through much of the period, bolstered by robust manufacturing activity, a strong housing market and job gains. By period-end, however, business and consumer confidence wavered, and retail sales weakened in the face of climbing prices and interest rates.

Resurgent waves of COVID-19 cases and, in the period’s final weeks, Russia’s invasion of Ukraine contributed to significant rate volatility during the period. After starting the reporting period at 1.75%, the 10-year Treasury yield ended March 2022 at 2.34%, fueled by an 83-basis-point jump in the first quarter of 2022. More closely tied to the Fed’s key rate, the two-year Treasury yield jumped from 0.16% at the start of the period to 2.34%, including a 161-basis-point surge during the first quarter of 2022. The Treasury yield curve significantly flattened during the period, reflecting a larger rise in short-maturity yields than in long-maturity yields.

Inflation-Linked Securities, Duration Aided Relative Returns

As inflation soared—both in current inflation figures and expectations—our out-of-index investment in inflation-linked securities lifted performance. In addition, our shorter-than-index duration positioning proved advantageous, especially as rates broadly rose late in the period.

Security Selection Diminished Performance

Security selection modestly detracted from returns. Specifically, investments in nominal Treasuries and other government bonds weighed on results.

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the index, other share classes may not. See page 3 for returns for all share classes.
5

Portfolio Positioning

We believe the U.S. economy will continue to grow in the coming quarters, but likely at a slower pace than in 2021. We believe elevated market volatility will persist as investors contend with potential headwinds, including ongoing pressures from elevated inflation, Fed tightening and geopolitical unrest.

The Fed faces a formidable task in tempering inflation without triggering a recession. Anticipating further Fed tightening and elevated inflation, we believe bond market yields may yet climb modestly higher, so we ended the period maintaining our short-duration strategy. An inverted yield curve remains a possibility, but we don’t think a recession is imminent, largely due to relatively strong economic fundamentals.

We expect annual headline inflation to peak in the coming months. However, several factors, including supply chain issues, record federal spending and deficits, rising wages and deglobalization, likely will keep inflation well above pre-pandemic levels. Against this backdrop, we still believe inflation-linked securities offer value.

Within securitized assets, we believe demand for floating-rate issues will remain healthy. We also believe select government-guaranteed asset-backed securities are solid candidates for a potential rebound. We expect to maintain an underweight position to agency mortgage-backed securities as the Fed considers trimming its balance sheet.

Given the broad uncertainties, we expect to maintain reduced risk exposure until more macroeconomic clarity emerges. Nonetheless, we continue to look for attractive buying opportunities that often emerge during volatile periods, relying on our bottom-up approach to portfolio management.

6

Fund Characteristics

MARCH 31, 2022
Types of Investments in Portfolio	% of net assets
U.S. Treasury Securities	67.8%
Collateralized Mortgage Obligations	10.6%
U.S. Government Agency Securities	8.5%
Asset-Backed Securities	7.4%
U.S. Government Agency Mortgage-Backed Securities	1.8%
Short-Term Investments	5.7%
Other Assets and Liabilities	(1.8)%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2021 to March 31, 2022.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25.00 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25.00 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 10/1/21	Ending Account Value 3/31/22	Expenses Paid During Period(1) 10/1/21 - 3/31/22	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$973.20	$2.66	0.54%
I Class	$1,000	$972.70	$2.16	0.44%
A Class	$1,000	$971.90	$3.88	0.79%
C Class	$1,000	$967.80	$7.56	1.54%
R Class	$1,000	$970.60	$5.11	1.04%
R5 Class	$1,000	$974.20	$1.67	0.34%
Hypothetical
Investor Class	$1,000	$1,022.24	$2.72	0.54%
I Class	$1,000	$1,022.74	$2.22	0.44%
A Class	$1,000	$1,020.99	$3.98	0.79%
C Class	$1,000	$1,017.25	$7.75	1.54%
R Class	$1,000	$1,019.75	$5.24	1.04%
R5 Class	$1,000	$1,023.24	$1.72	0.34%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
9

Schedule of Investments

MARCH 31, 2022

	Principal Amount	Value
U.S. TREASURY SECURITIES — 67.8%
U.S. Treasury Inflation Indexed Notes, 0.125%, 10/15/26	$6,481,881	$6,816,419
U.S. Treasury Notes, 0.25%, 6/15/23(1)	1,000,000	980,684
U.S. Treasury Notes, 0.50%, 11/30/23	7,500,000	7,290,967
U.S. Treasury Notes, 0.125%, 1/15/24	27,000,000	25,985,918
U.S. Treasury Notes, 0.875%, 1/31/24	8,000,000	7,797,500
U.S. Treasury Notes, 1.50%, 2/29/24	16,000,000	15,768,125
U.S. Treasury Notes, 0.375%, 4/15/24	35,000,000	33,625,977
U.S. Treasury Notes, 1.50%, 9/30/24	4,000,000	3,906,562
U.S. Treasury Notes, 0.75%, 11/15/24	4,000,000	3,823,828
U.S. Treasury Notes, 1.125%, 1/15/25	15,000,000	14,445,703
U.S. Treasury Notes, 1.50%, 2/15/25	21,000,000	20,414,297
U.S. Treasury Notes, VRN, 0.64%, (3-month USBMMY plus 0.03%), 4/30/23	3,000,000	3,004,094
U.S. Treasury Notes, VRN, 0.64%, (3-month USBMMY plus 0.04%), 10/31/23	2,000,000	2,003,763
TOTAL U.S. TREASURY SECURITIES (Cost $149,350,159)		145,863,837
COLLATERALIZED MORTGAGE OBLIGATIONS — 10.6%
U.S. Government Agency Collateralized Mortgage Obligations — 10.6%
FHLMC, Series 3114, Class FT, VRN, 0.75%, (1-month LIBOR plus 0.35%), 9/15/30	248,823	248,919
FHLMC, Series 3149, Class LF, VRN, 0.70%, (1-month LIBOR plus 0.30%), 5/15/36	807,544	806,491
FHLMC, Series 3200, Class FP, VRN, 0.60%, (1-month LIBOR plus 0.20%), 8/15/36	499,847	496,983
FHLMC, Series 3206, Class FE, VRN, 0.80%, (1-month LIBOR plus 0.40%), 8/15/36	199,614	200,193
FHLMC, Series 3213, Class LF, VRN, 0.62%, (1-month LIBOR plus 0.22%), 9/15/36	665,871	662,649
FHLMC, Series 3231, Class FA, VRN, 0.80%, (1-month LIBOR plus 0.40%), 10/15/36	222,545	223,217
FHLMC, Series 3301, Class FA, VRN, 0.70%, (1-month LIBOR plus 0.30%), 8/15/35	212,639	212,364
FHLMC, Series 3380, Class FP, VRN, 0.75%, (1-month LIBOR plus 0.35%), 11/15/36	261,079	261,298
FHLMC, Series 3508, Class PF, VRN, 1.25%, (1-month LIBOR plus 0.85%), 2/15/39	94,183	96,437
FHLMC, Series 3587, Class FB, VRN, 1.17%, (1-month LIBOR plus 0.78%), 2/15/36	253,602	258,463
FHLMC, Series K037, Class A1 SEQ, 2.59%, 4/25/23	284,650	285,973
FHLMC, Series K039, Class A1 SEQ, 2.68%, 12/25/23	644,458	648,487
FHLMC, Series K043, Class A1 SEQ, 2.53%, 10/25/23	455,472	457,700
FHLMC, Series K043, Class A2 SEQ, 3.06%, 12/25/24	794,000	800,814
FHLMC, Series K725, Class A2 SEQ, 3.00%, 1/25/24	2,100,000	2,114,238
FHLMC, Series K726, Class A2 SEQ, 2.91%, 4/25/24	1,395,856	1,403,020
FHLMC, Series K739, Class A1 SEQ, 0.52%, 11/25/26	2,362,151	2,244,082
FHLMC, Series K742, Class A1 SEQ, 0.86%, 6/25/27	2,197,463	2,055,589
FHLMC, Series KF32, Class A, VRN, 0.61%, (1-month LIBOR plus 0.37%), 5/25/24	73,079	73,099
FHLMC, Series KF35, Class A, VRN, 0.59%, (1-month LIBOR plus 0.35%), 8/25/24	471,172	471,260
10

	Principal Amount	Value
FHLMC, Series KIR1, Class A1 SEQ, 2.45%, 3/25/26	$1,753,001	$1,751,503
FHLMC, Series KJ25, Class A2 SEQ, 2.61%, 1/25/26	705,818	701,632
FNMA, Series 2004-28, Class FE, VRN, 0.81%, (1-month LIBOR plus 0.35%), 5/25/34	756,209	756,587
FNMA, Series 2006-11, Class FA, VRN, 0.76%, (1-month LIBOR plus 0.30%), 3/25/36	226,071	225,838
FNMA, Series 2006-60, Class KF, VRN, 0.76%, (1-month LIBOR plus 0.30%), 7/25/36	576,559	575,869
FNMA, Series 2006-72, Class TE, VRN, 0.76%, (1-month LIBOR plus 0.30%), 8/25/36	277,615	277,229
FNMA, Series 2008-9, Class FA, VRN, 0.96%, (1-month LIBOR plus 0.50%), 2/25/38	813,550	820,030
FNMA, Series 2009-33, Class FB, VRN, 1.28%, (1-month LIBOR plus 0.82%), 3/25/37	313,025	319,966
FNMA, Series 2009-89, Class FD, VRN, 1.06%, (1-month LIBOR plus 0.60%), 5/25/36	158,739	160,463
FNMA, Series 2016-11, Class FB, VRN, 0.66%, (1-month LIBOR plus 0.55%), 3/25/46	239,782	240,722
FNMA, Series 2016-M13, Class FA, VRN, 0.80%, (1-month LIBOR plus 0.67%), 11/25/23	25,168	25,226
FNMA, Series 2016-M2, Class FA, VRN, 0.98%, (1-month LIBOR plus 0.85%), 1/25/23	65,419	65,555
FRESB Mortgage Trust, Series 2021-SB83, Class A5F, VRN, 0.63%, 1/25/26	2,139,614	2,002,324
GNMA, Series 2010-14, Class QF, VRN, 0.88%, (1-month LIBOR plus 0.45%), 2/16/40	445,098	446,828
GNMA, Series 2016-68, Class MF, VRN, 0.53%, (1-month LIBOR plus 0.30%), 5/20/46	306,804	306,551
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $23,169,517)		22,697,599
U.S. GOVERNMENT AGENCY SECURITIES — 8.5%
FHLB, 0.125%, 6/2/23	4,700,000	4,597,625
FHLB, 0.125%, 8/28/23	14,000,000	13,622,384
TOTAL U.S. GOVERNMENT AGENCY SECURITIES (Cost $18,676,123)		18,220,009
ASSET-BACKED SECURITIES — 7.4%
Brazos Education Loan Authority, Inc., Series 2021-1, Class A1B, VRN, 1.04%, (1-month LIBOR plus 0.58%), 11/25/71	1,924,807	1,900,650
Brazos Education Loan Authority, Inc., Series 2021-2, Class A1B, VRN, 1.16%, (1-month LIBOR plus 0.70%), 1/25/72	2,018,434	2,006,096
ECMC Group Student Loan Trust, Series 2021-1A, Class A1B, VRN, 1.03%, (1-month LIBOR plus 0.57%), 11/25/70(2)	1,796,656	1,763,093
Missouri Higher Education Loan Authority, Series 2021-2, Class A1B, VRN, 0.89%, (1-month LIBOR plus 0.70%), 3/25/61	307,327	312,269
Missouri Higher Education Loan Authority, Series 2021-3, Class A1B, VRN, 0.76%, (1-month LIBOR plus 0.57%), 8/25/61	1,948,362	1,891,199
Nelnet Student Loan Trust, Series 2006-1, Class A6, VRN, 0.93%, (3-month LIBOR plus 0.45%), 8/23/36(2)	1,794,209	1,765,700
North Texas Higher Education Authority, Inc., Series 2021-1, Class A1B, VRN, 1.03%, (1-month LIBOR plus 0.57%), 9/25/61	2,026,202	2,014,661
North Texas Higher Education Authority, Inc., Series 2021-2, Class A1B, VRN, 1.03%, (1-month LIBOR plus 0.57%), 10/25/61	2,018,430	1,968,259
Pennsylvania Higher Education Assistance Agency, Series 2021-1A, Class A, VRN, 0.99%, (1-month LIBOR plus 0.53%), 5/25/70(2)	2,358,064	2,341,032
TOTAL ASSET-BACKED SECURITIES (Cost $16,184,569)		15,962,959
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 1.8%
Adjustable-Rate U.S. Government Agency Mortgage-Backed Securities — 1.7%
FHLMC, VRN, 2.63%, (6-month LIBOR plus 2.26%), 3/1/24	6,835	6,839
11

	Principal Amount	Value
FHLMC, VRN, 2.34%, (1-year H15T1Y plus 2.25%), 9/1/35	$69,493	$72,816
FHLMC, VRN, 2.20%, (1-year H15T1Y plus 2.14%), 10/1/36	37,537	39,627
FHLMC, VRN, 2.04%, (12-month LIBOR plus 1.67%), 12/1/36	22,986	22,965
FHLMC, VRN, 2.36%, (1-year H15T1Y plus 2.26%), 4/1/37	30,932	32,421
FHLMC, VRN, 2.03%, (12-month LIBOR plus 1.78%), 5/1/40	30,558	30,772
FHLMC, VRN, 2.13%, (12-month LIBOR plus 1.88%), 7/1/40	38,357	39,625
FHLMC, VRN, 2.02%, (12-month LIBOR plus 1.77%), 9/1/40	28,636	29,419
FHLMC, VRN, 2.15%, (12-month LIBOR plus 1.88%), 5/1/41	40,596	42,118
FHLMC, VRN, 2.13%, (12-month LIBOR plus 1.88%), 10/1/41	132,682	133,133
FHLMC, VRN, 1.90%, (12-month LIBOR plus 1.65%), 12/1/42	72,995	75,021
FHLMC, VRN, 2.88%, (12-month LIBOR plus 1.63%), 1/1/44	164,662	167,485
FHLMC, VRN, 3.27%, (12-month LIBOR plus 1.62%), 6/1/44	76,007	77,430
FHLMC, VRN, 1.85%, (12-month LIBOR plus 1.60%), 10/1/44	43,889	45,319
FHLMC, VRN, 2.65%, (12-month LIBOR plus 1.60%), 6/1/45	78,716	81,488
FNMA, VRN, 2.19%, (1-year H15T1Y plus 2.12%), 8/1/23	379	379
FNMA, VRN, 2.41%, (1-year H15T1Y plus 2.28%), 5/1/25	8,892	8,909
FNMA, VRN, 1.66%, (6-month LIBOR plus 1.50%), 3/1/33	118,501	118,879
FNMA, VRN, 1.73%, (6-month LIBOR plus 1.57%), 6/1/35	70,841	73,576
FNMA, VRN, 1.74%, (6-month LIBOR plus 1.57%), 6/1/35	87,978	91,377
FNMA, VRN, 1.75%, (6-month LIBOR plus 1.57%), 6/1/35	129,172	134,163
FNMA, VRN, 1.76%, (6-month LIBOR plus 1.57%), 6/1/35	11,137	11,558
FNMA, VRN, 1.78%, (6-month LIBOR plus 1.54%), 9/1/35	58,474	60,589
FNMA, VRN, 1.78%, (6-month LIBOR plus 1.55%), 3/1/36	150,616	156,150
FNMA, VRN, 2.00%, (12-month LIBOR plus 1.75%), 11/1/39	106,300	107,869
FNMA, VRN, 2.07%, (12-month LIBOR plus 1.69%), 1/1/40	7,702	7,878
FNMA, VRN, 2.04%, (12-month LIBOR plus 1.79%), 8/1/40	34,648	35,937
FNMA, VRN, 2.00%, (12-month LIBOR plus 1.75%), 7/1/41	17,176	17,192
FNMA, VRN, 2.01%, (12-month LIBOR plus 1.74%), 5/1/42	1,224,841	1,275,294
FNMA, VRN, 1.89%, (12-month LIBOR plus 1.59%), 3/1/43	26,776	27,100
FNMA, VRN, 1.84%, (12-month LIBOR plus 1.59%), 8/1/45	36,809	37,713
FNMA, VRN, 2.68%, (12-month LIBOR plus 1.61%), 4/1/46	137,904	142,113
FNMA, VRN, 2.92%, (12-month LIBOR plus 1.61%), 4/1/46	55,862	57,231
FNMA, VRN, 2.80%, (12-month LIBOR plus 1.61%), 5/1/46	151,863	155,960
FNMA, VRN, 3.17%, (12-month LIBOR plus 1.61%), 3/1/47	72,201	72,736
FNMA, VRN, 3.12%, (12-month LIBOR plus 1.61%), 4/1/47	76,563	77,215
FNMA, VRN, 2.97%, (12-month LIBOR plus 1.60%), 9/1/47	121,736	125,920
		3,692,216
Fixed-Rate U.S. Government Agency Mortgage-Backed Securities — 0.1%
FNMA, 7.00%, 5/1/32	28,645	29,362
FNMA, 7.00%, 5/1/32	75,072	80,170
FNMA, 7.00%, 6/1/32	46,302	49,503
FNMA, 7.00%, 8/1/32	11,632	11,668
FNMA, 3.50%, 3/1/34	106,046	108,920
		279,623
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $3,965,067)		3,971,839

12

	Principal Amount/Shares	Value
SHORT-TERM INVESTMENTS — 5.7%
Discount Notes — 2.8%
U.S. Treasury Bills, 0.98%, 2/23/23(3)	$6,000,000	$5,923,194
Money Market Funds — 0.7%
State Street Institutional U.S. Government Money Market Fund, Premier Class	1,590,701	1,590,701
Repurchase Agreements — 2.2%
Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.375%, 5/15/44, valued at $4,434,044) at 0.25%, dated 3/31/22, due 4/1/22 (Delivery value $4,347,030)		4,347,000
BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 3.125% - 3.625%, 2/15/43 - 8/15/43, valued at $443,532) in a joint trading account at 0.26%, dated 3/31/22, due 4/1/22 (Delivery value $434,756)		434,753
		4,781,753
TOTAL SHORT-TERM INVESTMENTS (Cost $12,319,837)		12,295,648
TOTAL INVESTMENT SECURITIES — 101.8% (Cost $223,665,272)		219,011,891
OTHER ASSETS AND LIABILITIES — (1.8)%		(3,822,911)
TOTAL NET ASSETS — 100.0%		$215,188,980

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
U.S. Treasury 2-Year Notes	17	June 2022	$3,602,672	$(6,477)
^Amount represents value and unrealized appreciation (depreciation).

FUTURES CONTRACTS SOLD
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
U.S. Treasury 5-Year Notes	92	June 2022	$10,551,250	$169,117
U.S. Treasury 10-Year Notes	8	June 2022	983,000	(609)
U.S. Treasury 10-Year Ultra Notes	1	June 2022	135,469	4,186
			$11,669,719	$172,694
^Amount represents value and unrealized appreciation (depreciation).

CENTRALLY CLEARED TOTAL RETURN SWAP AGREEMENTS
Floating Rate Index	Pay/Receive Floating Rate Index at Termination	Fixed Rate	Termination Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value
CPURNSA	Receive	2.33%	2/8/26	$4,000,000	$524	$436,715	$437,239
CPURNSA	Receive	2.29%	2/24/26	$3,000,000	518	330,271	330,789
					$1,042	$766,986	$768,028

13

NOTES TO SCHEDULE OF INVESTMENTS
CPURNSA	-	U.S. Consumer Price Index Urban Consumers Not Seasonally Adjusted Index
FHLB	-	Federal Home Loan Bank
FHLMC	-	Federal Home Loan Mortgage Corporation
FNMA	-	Federal National Mortgage Association
GNMA	-	Government National Mortgage Association
H15T1Y	-	Constant Maturity U.S. Treasury Note Yield Curve Rate Index
LIBOR	-	London Interbank Offered Rate
SEQ	-	Sequential Payer
USBMMY	-	U.S. Treasury Bill Money Market Yield
VRN	-	Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The security's effective maturity date may be shorter than the final maturity date shown.
(1)Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $352,112.
(2)Security was purchased pursuant to Rule 144A or Section 4(2) under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $5,869,825, which represented 2.7% of total net assets.
(3)The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.

14

Statement of Assets and Liabilities

MARCH 31, 2022
Assets
Investment securities, at value (cost of $223,665,272)	$219,011,891
Receivable for investments sold	13,303
Receivable for capital shares sold	64,424
Interest receivable	239,101
219,328,719

Liabilities
Payable for investments purchased	3,865,854
Payable for capital shares redeemed	149,402
Payable for variation margin on futures contracts	14,086
Payable for variation margin on swap agreements	11,301
Accrued management fees	92,186
Distribution and service fees payable	5,118
Dividends payable	1,792
4,139,739

Net Assets	$215,188,980

Net Assets Consist of:
Capital paid in	$220,576,782
Distributable earnings	(5,387,802)
$215,188,980

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$152,845,000	16,169,701	$9.45
I Class	$18,367,116	1,944,771	$9.44
A Class	$6,795,446	718,469	$9.46*
C Class	$2,590,544	282,438	$9.17
R Class	$3,090,284	328,748	$9.40
R5 Class	$31,500,590	3,331,961	$9.45
*Maximum offering price $9.68 (net asset value divided by 0.9775).

See Notes to Financial Statements.

15

Statement of Operations

YEAR ENDED MARCH 31, 2022
Investment Income (Loss)
Income:
Interest	$2,264,173

Expenses:
Management fees	1,215,179
Distribution and service fees:
A Class	21,418
C Class	29,025
R Class	14,366
Trustees' fees and expenses	15,272
Other expenses	493
1,295,753

Net investment income (loss)	968,420

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(469,071)
Futures contract transactions	(101,064)
(570,135)

Change in net unrealized appreciation (depreciation) on:
Investments	(6,803,279)
Futures contracts	(13,010)
Swap agreements	677,427
(6,138,862)

Net realized and unrealized gain (loss)	(6,708,997)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(5,740,577)

See Notes to Financial Statements.

16

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2022 AND MARCH 31, 2021
Increase (Decrease) in Net Assets	March 31, 2022	March 31, 2021
Operations
Net investment income (loss)	$968,420	$893,443
Net realized gain (loss)	(570,135)	3,729,898
Change in net unrealized appreciation (depreciation)	(6,138,862)	(1,644,496)
Net increase (decrease) in net assets resulting from operations	(5,740,577)	2,978,845

Distributions to Shareholders
From earnings:
Investor Class	(1,895,275)	(1,064,239)
I Class	(294,854)	(284,893)
A Class	(69,096)	(27,029)
C Class	(21,657)	(145)
R Class	(18,772)	(2,719)
R5 Class	(240,307)	(141,291)
Decrease in net assets from distributions	(2,539,961)	(1,520,316)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(52,684,820)	(1,521,269)

Net increase (decrease) in net assets	(60,965,358)	(62,740)

Net Assets
Beginning of period	276,154,338	276,217,078
End of period	$215,188,980	$276,154,338

See Notes to Financial Statements.

17

Notes to Financial Statements

MARCH 31, 2022

1. Organization

American Century Government Income Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Short-Term Government Fund (the fund) is one fund in a series issued by the trust. The fund’s investment objective is to seek high current income while maintaining safety of principal.

The fund offers the Investor Class, I Class, A Class, C Class, R Class and R5 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. U.S. Treasury, Government Agency and municipal securities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region.

18

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

19

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all funds in the American Century Investments family of funds that have the same investment advisor and distributor as the fund. For purposes of determining the Investment Category Fee and Complex Fee, the assets of funds managed by the investment advisor that invest exclusively in the shares of other funds (funds of funds) are not included.

The Investment Category Fee range, the Complex Fee range and the effective annual management fee for each class for the period ended March 31, 2022 are as follows:

	Investment Category Fee Range	Complex Fee Range	Effective Annual Management Fee
Investor Class	0.2425% to 0.3600%	0.2500% to 0.3100%	0.53%
I Class		0.1500% to 0.2100%	0.43%
A Class		0.2500% to 0.3100%	0.53%
C Class		0.2500% to 0.3100%	0.53%
R Class		0.2500% to 0.3100%	0.53%
R5 Class		0.0500% to 0.1100%	0.33%

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended March 31, 2022 are detailed in the Statement of Operations.

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the period ended March 31, 2022 totaled $539,000,859, of which $515,819,562 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the period ended March 31, 2022 totaled $586,325,494, of which $566,055,621 represented U.S. Treasury and Government Agency obligations.

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5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2022		Year ended March 31, 2021
	Shares	Amount	Shares	Amount
Investor Class
Sold	3,194,580	$31,078,723	18,006,022	$176,160,738
Issued in reinvestment of distributions	191,192	1,854,928	102,407	1,002,369
Redeemed	(7,378,284)	(71,803,452)	(19,851,496)	(194,093,712)
	(3,992,512)	(38,869,801)	(1,743,067)	(16,930,605)
I Class
Sold	2,142,694	20,842,874	9,836,688	96,147,745
Issued in reinvestment of distributions	30,313	294,503	28,676	280,493
Redeemed	(4,000,946)	(39,036,310)	(8,456,254)	(82,665,091)
	(1,827,939)	(17,898,933)	1,409,110	13,763,147
A Class
Sold	198,458	1,928,092	588,838	5,757,657
Issued in reinvestment of distributions	7,110	68,980	2,757	26,977
Redeemed	(595,365)	(5,791,946)	(404,186)	(3,959,780)
	(389,797)	(3,794,874)	187,409	1,824,854
C Class
Sold	129,156	1,232,441	184,001	1,763,371
Issued in reinvestment of distributions	2,301	21,657	15	145
Redeemed	(92,818)	(870,402)	(252,625)	(2,421,961)
	38,639	383,696	(68,609)	(658,445)
R Class
Sold	165,061	1,589,453	533,506	5,200,187
Issued in reinvestment of distributions	1,949	18,772	276	2,684
Redeemed	(163,077)	(1,578,876)	(414,135)	(4,038,473)
	3,933	29,349	119,647	1,164,398
R5 Class
Sold	2,604,732	25,140,648	2,278,250	22,320,160
Issued in reinvestment of distributions	24,788	240,307	14,435	141,291
Redeemed	(1,842,790)	(17,915,212)	(2,364,598)	(23,146,069)
	786,730	7,465,743	(71,913)	(684,618)
Net increase (decrease)	(5,380,946)	$(52,684,820)	(167,423)	$(1,521,269)

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

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The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
U.S. Treasury Securities	—	$145,863,837	—
Collateralized Mortgage Obligations	—	22,697,599	—
U.S. Government Agency Securities	—	18,220,009	—
Asset-Backed Securities	—	15,962,959	—
U.S. Government Agency Mortgage-Backed Securities	—	3,971,839	—
Short-Term Investments	$1,590,701	10,704,947	—
	$1,590,701	$217,421,190	—
Other Financial Instruments
Futures Contracts	$173,303	—	—
Swap Agreements	—	$768,028	—
	$173,303	$768,028	—

Liabilities
Other Financial Instruments
Futures Contracts	$7,086	—	—

7. Derivative Instruments

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average notional exposure to interest rate risk derivative instruments held during the period was $5,751,290 futures contracts purchased and $12,088,863 futures contracts sold.

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Other Contracts — A fund may enter into total return swap agreements in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets or gain exposure to certain markets in the most economical way possible. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments, including inflationary risk. The fund's average notional amount held during the period was $7,000,000.

Value of Derivative Instruments as of March 31, 2022

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Interest Rate Risk	Receivable for variation margin on futures contracts*	—	Payable for variation margin on futures contracts*	$14,086
Other Contracts	Receivable for variation margin on swap agreements*	—	Payable for variation margin on swap agreements*	11,301
		—		$25,387
*Included in the unrealized appreciation (depreciation) on futures contracts or centrally cleared swap agreements, as applicable, as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2022

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	$(101,064)	Change in net unrealized appreciation (depreciation) on futures contracts	$(13,010)
Other Contracts	Net realized gain (loss) on swap agreement transactions	—	Change in net unrealized appreciation (depreciation) on swap agreements	677,427
		$(101,064)		$664,417

8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

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The fund may invest in instruments that have variable or floating coupon rates based on the London Interbank Offered Rate (LIBOR). LIBOR is a benchmark interest rate intended to be representative of the rate at which certain major international banks lend to one another over short-terms. Financial institutions have started the process of phasing out LIBOR and the transition process to a replacement rate may lead to increased volatility or illiquidity in markets for instruments that rely on LIBOR. This could result in a change to the value of such instruments or a change in the cost of temporary borrowing for the fund.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

9. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2022 and March 31, 2021 were as follows:

	2022	2021
Distributions Paid From
Ordinary income	$2,294,797	$1,520,316
Long-term capital gains	$245,164	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$224,289,700
Gross tax appreciation of investments	$44,827
Gross tax depreciation of investments	(5,322,636)
Net tax appreciation (depreciation) of investments	(5,277,809)
Net tax appreciation (depreciation) on derivatives	766,986
Net tax appreciation (depreciation)	$(4,510,823)
Other book-to-tax adjustments	$(5,651)
Undistributed ordinary income	—
Post-October capital loss deferral	$(871,328)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2022	$9.81	0.04	(0.30)	(0.26)	(0.04)	(0.06)	(0.10)	$9.45	(2.61)%	0.54%	0.40%	229%	$152,845
2021	$9.75	0.03	0.08	0.11	(0.05)	—	(0.05)	$9.81	1.09%	0.55%	0.27%	162%	$197,813
2020	$9.48	0.14	0.28	0.42	(0.15)	—	(0.15)	$9.75	4.48%	0.55%	1.47%	206%	$213,672
2019	$9.45	0.17	0.04	0.21	(0.18)	—	(0.18)	$9.48	2.25%	0.55%	1.81%	128%	$159,683
2018	$9.58	0.10	(0.12)	(0.02)	(0.11)	—	(0.11)	$9.45	(0.17)%	0.55%	1.05%	101%	$169,819
I Class
2022	$9.80	0.05	(0.30)	(0.25)	(0.05)	(0.06)	(0.11)	$9.44	(2.51)%	0.44%	0.50%	229%	$18,367
2021	$9.75	0.03	0.08	0.11	(0.06)	—	(0.06)	$9.80	1.09%	0.45%	0.37%	162%	$36,987
2020	$9.48	0.14	0.29	0.43	(0.16)	—	(0.16)	$9.75	4.59%	0.45%	1.57%	206%	$23,045
2019	$9.45	0.18	0.04	0.22	(0.19)	—	(0.19)	$9.48	2.35%	0.45%	1.91%	128%	$3,347
2018(3)	$9.58	0.12	(0.13)	(0.01)	(0.12)	—	(0.12)	$9.45	(0.11)%	0.45%(4)	1.26%(4)	101%(5)	$2,691
A Class
2022	$9.81	0.01	(0.29)	(0.28)	(0.01)	(0.06)	(0.07)	$9.46	(2.78)%	0.79%	0.15%	229%	$6,795
2021	$9.76	—(6)	0.07	0.07	(0.02)	—	(0.02)	$9.81	0.75%	0.80%	0.02%	162%	$10,876
2020	$9.48	0.11	0.30	0.41	(0.13)	—	(0.13)	$9.76	4.33%	0.80%	1.22%	206%	$8,987
2019	$9.45	0.14	0.05	0.19	(0.16)	—	(0.16)	$9.48	1.99%	0.80%	1.56%	128%	$5,293
2018	$9.59	0.08	(0.13)	(0.05)	(0.09)	—	(0.09)	$9.45	(0.53)%	0.80%	0.80%	101%	$8,897

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2022	$9.58	(0.06)	(0.29)	(0.35)	—(6)	(0.06)	(0.06)	$9.17	(3.62)%	1.54%	(0.60)%	229%	$2,591
2021	$9.57	(0.07)	0.08	0.01	—(6)	—	—(6)	$9.58	0.11%	1.55%	(0.73)%	162%	$2,335
2020	$9.29	0.05	0.27	0.32	(0.04)	—	(0.04)	$9.57	3.46%	1.55%	0.47%	206%	$2,991
2019	$9.18	0.09	0.02	0.11	—(6)	—	—(6)	$9.29	1.20%	1.55%	0.81%	128%	$2,679
2018	$9.29	—(6)	(0.11)	(0.11)	—	—	—	$9.18	(1.18)%	1.55%	0.05%	101%	$585
R Class
2022	$9.76	(0.01)	(0.29)	(0.30)	—(6)	(0.06)	(0.06)	$9.40	(3.04)%	1.04%	(0.10)%	229%	$3,090
2021	$9.72	(0.03)	0.08	0.05	(0.01)	—	(0.01)	$9.76	0.52%	1.05%	(0.23)%	162%	$3,172
2020	$9.44	0.07	0.31	0.38	(0.10)	—	(0.10)	$9.72	4.09%	1.05%	0.97%	206%	$1,995
2019	$9.41	0.13	0.03	0.16	(0.13)	—	(0.13)	$9.44	1.74%	1.05%	1.31%	128%	$301
2018	$9.55	0.04	(0.11)	(0.07)	(0.07)	—	(0.07)	$9.41	(0.78)%	1.05%	0.55%	101%	$178
R5 Class
2022	$9.81	0.06	(0.30)	(0.24)	(0.06)	(0.06)	(0.12)	$9.45	(2.41)%	0.34%	0.60%	229%	$31,501
2021	$9.75	0.05	0.08	0.13	(0.07)	—	(0.07)	$9.81	1.29%	0.35%	0.47%	162%	$24,972
2020	$9.48	0.16	0.28	0.44	(0.17)	—	(0.17)	$9.75	4.69%	0.35%	1.67%	206%	$25,528
2019	$9.45	0.19	0.04	0.23	(0.20)	—	(0.20)	$9.48	2.45%	0.35%	2.01%	128%	$23,847
2018	$9.59	0.12	(0.13)	(0.01)	(0.13)	—	(0.13)	$9.45	(0.08)%	0.35%	1.25%	101%	$19,730

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)April 10, 2017 (commencement of sale) through March 31, 2018.
(4)Annualized.
(5)Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2018.
(6)Per-share amount was less than $0.005.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of American Century Government Income Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Short-Term Government Fund (the “Fund”), one of the funds constituting the American Century Government Income Trust, as of March 31, 2022, the related statement of operations, statement of changes in net assets, and financial highlights for the year then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Short-Term Government Fund of the American Century Government Income Trust as of March 31, 2022, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America. The statement of changes in net assets for the year ended March 31, 2021 and the financial highlights for each of the four years in the period ended March 31, 2021 were audited by other auditors, whose report, dated May 18, 2021, expressed an unqualified opinion on such statement of changes in net assets and financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
May 16, 2022

We have served as the auditor of one or more American Century investment companies since 1997.
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Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Jonathan S. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Jeremy I. Bulow, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Jonathan S. Thomas is 3945 Freedom Circle, Suite #800, Santa Clara, California 95054. The mailing address for Jonathan S. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee and Board Chair	Since 2011 (Board Chair since 2022)	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	38	Kirby Corporation; Nabors Industries, Ltd.; CYS Investments, Inc.(2012-2017)
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	78	None
Jennifer Cabalquinto (1968)	Trustee	Since 2021	Chief Financial Officer, 2K (interactive entertainment) (2021 to present); Special Advisor, GSW Sports, LLC (2020 to 2021); Chief Financial Officer, GSW Sports, LLC (2013 to 2020)	38	Sabio Holdings, Inc.
Anne Casscells (1958)	Trustee	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to 2017)	38	None
29

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Jonathan D. Levin (1972)	Trustee	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present)	38	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	38	None
John B. Shoven (1947)	Trustee	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present, emeritus since 2019)	38	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	146	None
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

30

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Senior Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present); Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

31

Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Trustees (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by the Program Administrator, including members of ACIM’s Investment Oversight Committee who are members of the ACIM’s Investment Management and Global Analytics departments.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of certain Fund’s investments is supported by a third-party liquidity assessment vendor.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period January 1, 2021 through December 31, 2021. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

32

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting American Century Investments’ website at americancentury.com/proxy. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These portfolio holdings are available on the fund's website at americancentury.com and, upon request, by calling 1-800-345-2021. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

33

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates $245,164, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended March 31, 2022.

The fund hereby designates $1,196,850 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended March 31, 2022.

34

Notes

35

Notes

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Government Income Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2022 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92278 2205

(b) None.

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b) No response required.

(c) None.

(d) None.

(e) Not applicable.

(f) The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant's board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2) Tanya S. Beder, Jennifer Cabalquinto, Anne Casscells and Peter F. Pervere are the registrant's designated audit committee financial experts. They are "independent" as defined in Item 3 of Form N-CSR.

(a)(3) Not applicable.

(b) No response required.

(c) No response required.

(d) No response required.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2021: $141,722
FY 2022: $106,959

(b) Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:

FY 2021: $0
FY 2022: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2021: $0
FY 2022: $0

(c) Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2021: $0
FY 2022: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2021: $0
FY 2022: $0

(d) All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:

FY 2021: $0
FY 2022: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2021: $0
FY 2022: $0

(e)(1) In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2) All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f) The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2021: $144,500
FY 2022: $2,832,126

(h) The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a) The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2) Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century Government Income Trust

By:	/s/ Patrick Bannigan
	Name:	Patrick Bannigan
	Title:	President

Date:	May 25, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Patrick Bannigan
	Name:	Patrick Bannigan
	Title:	President
(principal executive officer)

Date:	May 25, 2022

By:	/s/ R. Wes Campbell
	Name:	R. Wes Campbell
	Title:	Treasurer and
Chief Financial Officer
(principal financial officer)

Date:	May 25, 2022